                              STATE STREET RESEARCH
                               INSTITUTIONAL FUNDS
                                  ANNUAL REPORT

                                January 31, 2003

            One Financial Center - Boston, MA - 02111 - 617 357-1200

                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                             CORE FIXED INCOME FUND

                     A BOND FUND INVESTING IN U.S.INVESTMENT
                    GRADE FIXED INCOME SECURITIES AND SEEKING
                    COMPETITIVE TOTAL RETURNS RELATIVE TO THE
                      LEHMAN BROTHERS AGGREGATE BOND INDEX.

                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                           CORE PLUS FIXED INCOME FUND

                  A BOND FUND INVESTING IN A BROAD SPECTRUM
                   OF FIXED INCOME SECURITIES, INCLUDING HIGH
                    YIELD AND FOREIGN SECURITIES, AND SEEKING
                    COMPETITIVE TOTAL RETURNS RELATIVE TO THE
                      LEHMAN BROTHERS AGGREGATE BOND INDEX.

                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                              LARGE CAP GROWTH FUND

                       AN EQUITY FUND INVESTING IN GROWTH
                          COMPANIES SEEKING COMPETITIVE
                          TOTAL RETURNS RELATIVE TO THE
                          RUSSELL 1000(R) GROWTH INDEX.

                              STATE STREET RESEARCH
                                  INSTITUTIONAL
                             LARGE CAP ANALYST FUND

                        AN EQUITY FUND EMPHASIZING STOCK
                      SELECTION WITHIN A DEFINED SECTOR MIX
                             AND SEEKING COMPETITIVE
                          TOTAL RETURNS RELATIVE TO THE
                             RUSSELL 1000(R) INDEX.

STATE STREET RESEARCH INSTITUTIONAL
CORE FIXED INCOME FUND

                                                          As of January 31, 2003

Management's Discussion of Fund Performance

As we noted in last year's commentary, it is not often that the bond market outperforms the stock market for two consecutive years, as witnessed in 2000 and 2001. However, the nearly unimaginable has happened as the overall bond market (as measured by the Lehman Brothers Aggregate Bond Index) bested stocks again in 2002, returning 10.25% versus -22.09% for the S&P 500 Index. The cumulative outperformance of bonds over stocks has reached over 71% for the past three years. Bonds continued to post solid gains in light of a sluggish economy as the Federal Reserve Board lowered short-term rates another 0.50% during the year. The Fed Funds target rate now stands at 1.25%, down from 6.5% two years ago. While lower rates have been able to backstop consumer spending through mortgage refinancing, cheaper car loans and lower credit card rates, it has failed to stimulate capital spending by businesses. The lack of capital spending, combined with the economy's slow pace of improvement, weighed heavily on stocks as improvement in earnings growth seemed farther in the future. Within the bond market, the gains were broad-based, with almost all sectors and sub-sectors, except high-yield, posting positive returns.

During the period, Treasuries continued to rally as interest rates declined across the term spectrum and yields fell (the yield on the two-year Treasury fell 1.46%, the bell-weather 10-year note fell 1.07% and the 30-year bond fell 0.59%). Given the weakness in the economy, the strength in Treasuries was an indication of investors' unwillingness to jump back into the more risky sectors of the market, including equities. In this environment, the fund's shorter-than-benchmark duration detracted from results, as we anticipated higher rates based on a modest economic recovery. In the investment-grade credit sector, the fund maintained its strategic overweight, which bolstered returns as corporations repaired their balance sheets and credit spreads tightened. Mortgage-Backed securities (MBS) held up well in the face of a record level of refinancing, and Commercial Mortgage-Backed securities (CMBS) experienced a very strong year. The fund's overweight in this high-quality sector added to results for the period. In addition, solid security selection in the Asset-Backed sector
(ABS) added modestly to performance and the fund's exposure to the underperforming manufactured housing industry was minimized.

Going forward, supportive monetary and fiscal policies are expected to continue to aid the "post-bubble" adjustment in the U.S. economy. We anticipate the modest recovery in U.S. economic growth to continue during 2003, at a moderately below-trend pace (trend defined as 3.0%). Federal Reserve policy is expected to remain accommodative through 2003, with no increase likely in the federal funds rate in the foreseeable future. In the near term, the U.S. is likely to remain in a lowinflation, high-productivity environment. Inflation pressures appear modest near-term, helped by weak pricing power and slack in the labor market. We assume any disruptions from a likely war with Iraq would be brief and limited, but risks remain, including the possible dampening effects of higher oil prices on growth.

Treasury yields appear rich at current levels relative to fair value, as investors prefer safer assets during periods of high uncertainty. Given our forecast for a slowly improving economy, we expect yields to rise from current levels, assuming an easing in geopolitical tensions. As a result, we continue to maintain a modestly shorter-than-benchmark duration for the fund. In the credit sector, an improving economic outlook and trend of corporate de-leveraging makes corporate credit appear attractive. We believe that investment-grade debt should do well as spreads tighten modestly and the bonds generate solid incremental income over Treasuries. As a result, we are maintaining our overweight in this sector in a diversified, high-quality manner. We continue to favor the yield premiums within the MBS sectors, but have moved to a more neutral position as the sector could see some extension risk as rates rise and prepayments slow. Within the structured finance areas, we will continue to overweight both ABS and CMBS, but to a lesser degree, as swap spreads appear somewhat rich to fair value, and lower-quality deals are coming under increased scrutiny.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
           LEHMAN BROTHERS AGGREGATE BOND INDEX COMPARED TO CHANGE IN
        VALUE OF $10,000 INVESTED IN INSTITUTIONAL CORE FIXED INCOME FUND

  AVERAGE ANNUAL TOTAL RETURN
-------------------------------
              SINCE INCEPTION
  1 YEAR          8/2/99
----------  -------------------
   8.64%           8.65%

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS IV SHARES"). THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES FIXED-RATE DEBT SECURITIES RATED INVESTMENT-GRADE OR HIGHER. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

STATE STREET RESEARCH INSTITUTIONAL
CORE PLUS FIXED INCOME FUND

                                                          As of January 31, 2003

Management's Discussion of Fund Performance

As we noted in last year's commentary, it is not often that the bond market outperforms the stock market for two consecutive years, as witnessed in 2000 and 2001. However, the nearly unimaginable has happened as the overall bond market (as measured by the Lehman Brothers Aggregate Bond Index) bested stocks again in 2002, returning 10.25% versus -22.09% for the S&P 500 Index. The cumulative outperformance of bonds over stocks has reached over 71% for the past three years. Bonds continued to post solid gains in light of a sluggish economy as the Federal Reserve Board lowered short-term rates another 0.50% during the year. The Fed Funds target rate now stands at 1.25%, down from 6.5% two years ago. While lower rates have been able to backstop consumer spending through mortgage refinancing, cheaper car loans and lower credit card rates, it has failed to stimulate capital spending by businesses. The lack of capital spending, combined with the economy's slow pace of improvement, weighed heavily on stocks as an improvement in earnings growth seemed farther in the future. Within the bond market, the gains were broad-based with almost all sectors and sub-sectors, except high-yield, posting positive returns.

During the period, Treasuries continued to rally as interest rates declined across the term spectrum and yields fell (the yield on the two-year Treasury fell 1.46%, the bell-weather 10-year note fell 1.07% and the 30-year bond fell 0.59%). Given the weakness in the economy, the strength in Treasuries was an indication of investors' unwillingness to jump back into the more risky sectors of the market, including equities. In this environment, the fund's shorter-than-benchmark duration detracted from results, as we anticipated higher rates based on a modest economic recovery. In the investment-grade credit sector, the fund maintained its strategic overweight, which bolstered returns as corporations repaired their balance sheets and credit spreads tightened. Mortgage-Backed securities (MBS) held up well in the face of a record level of refinancing, and Commercial Mortgage-Backed securities (CMBS) experienced a very strong year. The fund's overweight in this high-quality sector added to results for the period. In addition, solid security selection in the Asset-Backed sector
(ABS) added modestly to performance as the fund's exposure to the underperforming manufactured housing industry was minimized.

The biggest detractor to the fund's performance was the high-yield sector, which was hurt by corporate governance issues, weakness in the telecom industry and rising default rates. The High-Yield sector began to rebound late in the year, but it was not enough to offset the poor performance earlier in the period. In contrast, the fund's allocation to Emerging Market Debt added to returns as the sector posted solid gains. Lastly, we eliminated the fund's exposure to nondollar bonds in March in favor of better domestic opportunities. Going forward, supportive monetary and fiscal policies are expected to continue to aid the "post-bubble" adjustment in the U.S. economy. We anticipate the modest recovery in U.S. economic growth to continue during 2003, at a moderately below-trend pace (trend defined as 3.0%). Federal Reserve policy is expected to remain accommodative through 2003, with no increase likely in the federal funds rate in the foreseeable future. In the near term, the U.S. is likely to remain in a low-inflation, high-productivity environment. Inflation pressures appear modest near-term, helped by weak pricing power and slack in the labor market. We assume any disruptions from a likely war with Iraq would be brief and limited, but risks remain, including the possible dampening effects of higher oil prices on growth.

Treasury yields appear rich at current levels relative to fair value, as investors prefer safer assets during periods of high uncertainty. Given our forecast for a slowly improving economy, we expect yields to rise from current levels, assuming an easing in geopolitical tensions. As a result, we continue to maintain a modestly shorter-than-benchmark duration for the fund. In the credit sector, an improving economic outlook and trend of corporate de-leveraging makes corporate credit appear attractive. We believe that investment-grade debt should do well as spreads tighten modestly and the bonds generate solid incremental income over Treasuries. As a result, we are maintaining our overweight to this sector in a diversified, high-quality manner. In addition, corporate fundamentals in the High-Yield sector continue to improve and default rates are falling from the high reached in mid-2002. As a result, we are maintaining an overweight in the sector as we look to buy issues with stable and improving creditworthiness. We continue to favor the yield premiums within the MBS sectors, but have moved to a more neutral position, as the sector could see some extension risk as rates rise and prepayments slow. Within the structured finance areas, we will continue to overweight both ABS and CMBS, but to a lesser degree, as swap spreads appear somewhat rich to fair value, and lower-quality deals are coming under increased scrutiny. The fund is maintaining its strategic allocation to Emerging Market bonds as they continue to offer attractive yields and diversification. While the fund is not currently invested in nondollar denominated securities, we will continue to monitor markets globally to search for opportunities that may outperform domestic bond returns.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
           LEHMAN BROTHERS AGGREGATE BOND INDEX COMPARED TO CHANGE IN
     VALUE OF $10,000 INVESTED IN INSTITUTIONAL CORE PLUS FIXED INCOME FUND

  AVERAGE ANNUAL TOTAL RETURN
-------------------------------
              SINCE INCEPTION
  1 YEAR          8/2/99
----------  -------------------
   8.28%           8.62%

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS IV SHARES"). THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES FIXED-RATE DEBT SECURITIES RATED INVESTMENT-GRADE OR HIGHER. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP GROWTH FUND

                                                          As of January 31, 2003

Management's Discussion of Fund Performance

Investors were optimistic about the U.S. economy and the stock market early in 2002, but these hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war with Iraq, the stock market crumbled under the increasing weight of the bad news. Despite continued action on the part of the Federal Reserve Board to stimulate the U.S. economy through lower short-term interest rates--the lowest, in fact, in 40 years--the U.S. economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. A brief rally in the fourth quarter gave investors hope that the bear market had reached its bottom, but it was not enough to offset losses experienced in the first three quarters.

Equity markets declined markedly for the third consecutive year, primarily due to corporate scandal, increased geopolitical risks and continued economic uncertainty. The Russell 1000(R) Growth Index returned -28.4% (for the one-year period ending January 31, 2003), as all major sectors declined, with Technology suffering the worst. In this environment, the fund underperformed the index, as weaker selection in the Financial Services and Health Care sectors offset relative gains in the Consumer Discretionary sector.

In the Consumer Discretionary sector, gains by slot machine manufacturer International Game Technology positively contributed to portfolio performance. IGT continues to maintain its dominant 65% share of the world slot machine market and is expected to experience continued EPS growth in the next several years. Also within the sector, Avon Products, Yahoo! and Accenture also contributed to relative gains for the fund.

The gains in the Consumer Discretionary sector were unable to offset losses due to weaker stock selection in the Health Care sector. Although both Amgen and Baxter posted positive returns, our pharmaceutical holdings meaningfully detracted from fund performance. Within the segment, several holdings such as Sepracor, Wyeth and Andrx posted substantial losses. However, Pharmacia, which rallied on its announced acquisition by Pfizer, was positive.

Industry exposure, combined with weaker stock selection, proved costly in the Financial Services sector. Our limited exposure to the top-performing industries within the sector, such as small loan financing and miscellaneous finance (Fannie Mae, Freddie Mac) detracted from return comparisons. Additionally, insurance holding St. Paul Companies and finance company Capital One Financial impaired return comparisons during the year. Capital One stock sold off in the third quarter due to concerns over the credit quality of its customers. The fund's exposure to diversified Financial Services holdings Citigroup and American Express proved beneficial.

While we would expect modest and gradual improvement in the overall U.S. economy going forward, macro-economic forecasts are not essential to our investment approach. We continue to look for high-quality companies with solid--or improving--growth, trading at reasonable valuations, irrespective of the broad economic environment.

During the remainder of 2003, we anticipate that the market will return to basics, with more focus on fundamentals and less focus on the type of corporate misdeeds that plagued the market in 2002. With an increased emphasis on the quality and accuracy of corporate reporting, we feel the market will have an easier time distinguishing between fundamental strength and fundamental weakness.

We look to introduce greater stock-specific risk into the fund's portfolio by making larger allocations to our higher-confidence positions. Good companies that have cut costs and are now leveraged for earnings growth should be in high demand by the market and perform strongly.

We are gradually moving away from consumer-oriented stocks and into positions that will benefit from increased business spending in technology-related sectors. We believe that Energy stocks offer potential, as they should benefit from increased energy consumption from businesses and the favorable current pricing environment. Within the Health Care sector, we are looking for companies with strong product cycles. We are favoring biotech companies and leaning away from pharmaceutical holdings.

While our sector allocations are made mostly due to our bottom-up stock selection process, sector bets do arise. As a result, we are currently significantly overweight in the Energy and Conglomerates sectors and underweight in the Transportation, Financial Services and Consumer Staples sectors.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
              RUSSELL 1000 GROWTH INDEX COMPARED TO CHANGE IN VALUE
           OF $10,000 INVESTED IN INSTITUTIONAL LARGE CAP GROWTH FUND

  AVERAGE ANNUAL TOTAL RETURN
-------------------------------
              SINCE INCEPTION
  1 YEAR          8/2/99
----------  -------------------
 -32.48%          -17.43%

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. RETURNS SHOWN RELATE TO THE SOLE CLASS OF SHARES CURRENTLY BEING OFFERED BY THE FUND (FORMERLY DESIGNATED AS "CLASS III SHARES"). THE RUSSELL 1000 GROWTH INDEX CONTAINS ONLY THOSE STOCKS WITHIN THE COMPLETE RUSSELL 1000 INDEX (LARGE-COMPANY INDEX) THAT SHOW ABOVE-AVERAGE GROWTH. THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP ANALYST FUND

                                                          As of January 31, 2003

Management's Discussion of Fund Performance

Investors were optimistic about the U.S. economy and the stock market early in 2002, but these hopes were dashed as accounting scandals and reports of corporate mismanagement began to undermine investor confidence early in the second quarter. Then, as the economy stalled and the nation's leaders talked seriously of war with Iraq, the stock market crumbled under the increasing weight of the bad news. Despite continued action on the part of the Federal Reserve Board to stimulate the U.S. economy through lower short-term interest rates--the lowest, in fact, in 40 years--the U.S. economy failed to gather enough steam to mount a meaningful recovery during the year. Consumers accounted for most of the single-digit growth as they continued to spend on retail goods, housing and automobiles. However, business was a no-show, keeping a tight fist on hiring and spending. Job layoffs continued and the jobless rate moved to an eight-year high of 6.0% late in the year. A brief rally in the fourth quarter gave investors hope that the bear market had reached its bottom, but it was not enough to offset losses experienced in the first three quarters.

Equity markets declined markedly for the third consecutive year, primarily due to corporate scandal, increased geopolitical risks and continued economic uncertainty. The Russell 1000(R) Index returned -22.6% (for the one-year period ending January 31, 2003), as all major sectors declined, with Technology suffering the worst. In this environment, the fund underperformed the index, as weaker stock selection in the Health Care, Financial Services and Technology sectors offset relative gains in the Consumer Discretionary and Producer Durables sectors.

In the Consumer Discretionary sector, gains by slot machine manufacturer International Game Technology positively contributed to fund performance. IGT continues to maintain its dominant 65% share of the world slot machine market and is expected to experience continued EPS growth in the next several years. Within the sector, gains by Walt Disney, Best Buy and Starbucks also contributed to the fund's performance.

The gains in the Consumer Discretionary sector were unable to offset the weaker stock selection in the Health Care and Financial Services sectors. Although our stock selection was strong among biotech holdings, it was notably weaker among pharmaceutical companies. Sepracor, Shering-Plough and Andrx all posted large losses and detracted from performance comparisons.

Industry exposure, combined with weaker stock selection, proved costly in the Financial Services sector. Our limited exposure to the top-performing industries within the sector, such as non-New York Banks and miscellaneous finance (Fannie Mae, Freddie Mac) detracted from return comparisons. Additionally, insurance holdings St. Paul Companies and Hartford Financial, along with finance company Capital One Financial, impaired return comparisons during the year. Capital One stock sold off in the third quarter due to concerns over the credit quality of its customers. The fund's exposure to diversified Financial Services holdings Citigroup and American Express proved beneficial.

While we would expect modest and gradual improvement in the overall U.S. economy going forward, macro-economic forecasts are not essential to our investment approach. The fund is managed in a sector-neutral style and broad-based, economic or market assumptions are not a part of the investment strategy for this approach. Decision-making occurs at the sector team level and focuses on how various industries and individual securities are expected to perform. We took advantage of recent weakness in the market to buy solid fundamental names.

[CHART]

                     CHANGE IN VALUE OF $10,000 BASED ON THE
                RUSSELL 1000 INDEX COMPARED TO CHANGE INVALUE OF
            $10,000 INVESTED IN INSTITUTIONAL LARGE CAP ANALYST FUND

  AVERAGE ANNUAL TOTAL RETURN
-------------------------------
              SINCE INCEPTION
  1 YEAR         12/7/01
----------  -------------------
 -24.98%          -24.46%

KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND RETURN WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000(R)INDEX (AN INDEX OF 3,000 LARGEST PUBLICLY TRADED U.S. COMPANIES). THE INDEX IS UNMANAGED AND DOES NOT TAKE SALES CHARGES INTO CONSIDERATION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE INDEX.

STATE STREET RESEARCH INSTITUTIONAL
CORE FIXED INCOME FUND

                                                                January 31, 2003

Investment Portfolio

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
FIXED INCOME SECURITIES 97.4%
U.S. TREASURY 8.7%
U.S. Treasury Bond, 7.25%                  $   1,975,000     5/15/16  $   2,505,858
U.S. Treasury Bond, 8.875%*                      420,000     2/15/19        615,186
U.S. Treasury Bond, 5.25%                      1,140,000    11/15/28      1,181,058
U.S. Treasury Bond, 6.25%                        350,000     5/15/30        415,584
U.S. Treasury Note, 5.00%                        225,000     8/15/11        244,002
                                                                      -------------
                                                                          4,961,688
                                                                      -------------

U.S. AGENCY MORTGAGE 38.3%
Federal Home Loan
 Mortgage Corp., 9.00%                            10,203    12/01/09         11,057
Federal Home Loan
 Mortgage Corp., 6.50%                             6,740     7/01/29          7,032
Federal National Mortgage
 Association, 8.00%                               11,173     4/01/08         12,013
Federal National Mortgage
 Association, 7.75%                               12,938     5/01/08         13,822
Federal National Mortgage
 Association, 8.00%                               10,059     6/01/08         10,857
Federal National Mortgage
 Association, 8.25%                                6,261     7/01/08          6,665
Federal National Mortgage
 Association, 8.50%                               26,758     2/01/09         28,930
Federal National Mortgage
 Association, 9.00%                                2,831     5/01/09          3,092
Federal National Mortgage
 Association, 6.50%                              286,323    12/01/14        303,287
Federal National Mortgage
 Association, 7.00%                               30,608    10/01/15         32,560
Federal National Mortgage
 Association, 6.50%                              379,736     7/01/16        401,904
Federal National Mortgage
 Association, 7.00%                              993,114     1/01/17      1,057,575
Federal National Mortgage
 Association, 6.50%                              186,854    12/01/28        194,957
Federal National Mortgage
 Association, 6.00%                              459,764    12/01/28        477,295
Federal National Mortgage
 Association, 6.50%                               70,309     3/01/29         73,358
Federal National Mortgage
 Association, 6.50%                              151,864     5/01/29        158,315
Federal National Mortgage
 Association, 7.50%                              110,394     7/01/29        117,928
Federal National Mortgage
 Association, 6.50%                              187,258     7/01/29        195,213
Federal National Mortgage
 Association, 7.00%                              154,230     2/01/30        162,738
Federal National Mortgage
 Association, 7.00%                            1,229,113     4/01/32      1,294,711
Federal National Mortgage
 Association, 7.00%                              408,138     5/01/32        429,907
Federal National Mortgage
 Association TBA, 6.50%                          450,000     2/19/18        475,875
Federal National Mortgage
 Association TBA, 6.00%                    $   1,410,000     2/19/18  $   1,474,331
Federal National Mortgage
 Association TBA, 5.50%                          975,000     2/19/18      1,008,516
Federal National Mortgage
 Association TBA, 5.00%                          325,000     2/19/18        331,195
Federal National Mortgage
 Association TBA, 6.50%                        4,850,000     2/13/33      5,053,094
Federal National Mortgage
 Association TBA, 5.50%                        1,000,000     2/13/33      1,015,312
Federal National Mortgage
 Association TBA, 6.00%                        3,375,000     4/14/33      3,461,484
Government National
 Mortgage Association, 6.50%                      11,840     9/15/08         12,694
Government National
 Mortgage Association, 6.50%                      31,197     2/15/09         33,457
Government National
 Mortgage Association, 7.50%                      35,245     6/15/09         37,825
Government National
 Mortgage Association, 6.50%                      78,314     7/15/09         83,978
Government National
 Mortgage Association, 7.50%                      28,947    12/15/09         31,252
Government National
 Mortgage Association, 7.50%                     238,244    12/15/14        257,010
Government National
 Mortgage Association, 7.00%                      78,308     1/15/25         83,768
Government National
 Mortgage Association, 7.00%                     124,412     6/15/28        132,343
Government National
 Mortgage Association, 7.00%                     124,270    11/15/28        132,213
Government National
 Mortgage Association, 6.50%                     392,214    11/15/28        412,662
Government National
 Mortgage Association, 7.50%                     261,176    12/15/28        280,569
Government National
 Mortgage Association, 7.00%                      38,565     6/15/29         40,984
Government National
 Mortgage Association, 6.50%                     226,814     9/15/29        238,468
Government National
 Mortgage Association, 7.50%                     151,595     7/15/31        162,229
Government National
 Mortgage Association, 6.50%                     463,450     8/15/31        486,880
Government National
 Mortgage Association, 7.00%                      71,760     2/15/32         76,209
Government National
 Mortgage Association, 6.50%                     286,604     3/15/32        301,100
Government National
 Mortgage Association
 TBA, 7.00%                                    1,300,000     2/20/33      1,379,222
                                                                      -------------
                                                                         21,995,886
                                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
FINANCE/MORTGAGE 29.2%
Amortizing Residential Collateral
 Trust 2002 Cl. B, 3.89%                   $     150,000     1/01/32  $     144,919
Amortizing Residential Collateral
 Trust 2002 Cl. M2, 2.94%                        150,000     6/25/32        146,502
Artesia Mortgage Inc.
 Note 1998-C1 Cl. D1, 7.05%+                     125,000     6/25/30        135,150
Bank of America Corp.
 Sub. Note, 7.40%                                175,000     1/15/11        204,778
Bear Stearns Commercial
 Mortgage Securities Inc.
 1999-C1 Cl. A2, 6.02%                            25,000     2/14/31         27,480
Bear Stearns Commercial
 Mortgage Securities Inc.
 1999-WF2 Cl. A1, 6.80%                          436,021     9/15/08        475,727
Bear Stearns Commercial
 Mortgage Securities Inc.
 2000-WF2 Cl. A1, 7.11%                          128,120    10/15/32        143,113
Bear Stearns Commercial
 Mortgage Securities Inc.
 2001 Cl. A1, 6.08%                               94,376     2/15/35        102,168
Chase Commercial Mortgage
 Securities Corp.
 Note 1998-2 Cl. A1, 6.025%                       87,347    11/18/30         93,821
Chase Manhattan Auto Owner
 Trust Note 2002-A, 4.17%                        250,000     9/15/08        257,851
Chelsea Property Group
 Note, 6.00%                                     125,000     1/15/13        123,801
CIT Group Inc. Global
 Note, 7.625%                                    225,000     8/16/05        245,614
CIT Group, Inc. Note, 5.50%                      125,000    11/30/07        128,098
Citibank Credit Card Issuance
 Trust Note 2001
 Cl. B1, 2.275%                                   75,000     1/15/03         75,183
Citibank Credit Card Issuance
 Trust Note 2001
 Cl. C3, 6.65%                                   350,000     5/15/08        375,805
Citibank Credit Card Issuance
 Trust Note 2000-1
 Cl. B1, 7.05%                                   125,000     9/17/07        137,350
Citigroup Inc., Sub. Note, 7.25%                 475,000    10/01/10        549,331
Countrywide Asset-Backed
 Securities Inc.
 Note 2002-2 M2, 2.50%                           175,000     5/10/04        170,703
Countrywide Home Loan
 Inc. Note, 7.26%                                325,000     5/10/04        344,868
Countrywide Home Loan
 Inc. Note, 5.50%                                 10,000     8/01/06         10,635
Countrywide Home Loan
 Inc. Note, 6.25%                                 25,000     4/15/09         27,160
Credit Suisse First Boston
 USA Note, 5.75%                                 100,000     4/15/07        106,663
Delta Airlines Inc. Note,
 MBIA Insured, 6.42%                             125,000     7/02/12        131,816
Detroit Edison Securitization Bond
 2001-1 Cl. A4, 6.19%                      $      10,000     3/01/13  $      11,121
Discover Card Master Trust,
 Series 2000 Cl. A, 6.35%                         25,000     7/15/08         27,456
Distribution Financial Services
 Trust 2001-1 Cl. A4, 5.67%                      350,000     1/17/17        373,166
EOP Operating LP Note, 6.50%                     275,000     6/15/04        286,494
ERAC USA Finance Co.
 Note, 8.25%+                                    175,000     5/01/05        191,410
ERP Operating LP, 6.63%                          175,000     4/13/05        185,193
First National Bank Note, 7.375%                  75,000     9/15/06         83,095
First Union-Lehman Brothers
 Bank 1997-C2 Cl. C2, 7.02%                       100,000   11/18/29        113,036
First Union-Lehman Brothers Bank
 1998-C2 Cl. A1, 6.28%                            254,069   11/18/35        271,154
Fleet Commercial Loan Master LLC
 2000 Cl. C1, 3.36%+                             450,000    11/16/07        445,992
Ford Credit Auto Owner Trust
 Note 2001-C Cl. A4, 4.83%                        19,690     2/15/05         19,945
Ford Credit Auto Owner Trust
 Note 2002-C Cl. C, 4.81%                        175,000     3/15/07        179,065
Ford Motor Credit Co.
 Note, 6.875%                                    575,000     2/01/06        579,672
General Electric Capital Corp.
 Global Note, 6.75%                               50,000     3/15/32         55,276
General Electric Capital Corp.
 Note, 5.00%                                      75,000     2/15/07         78,883
General Electric Capital Corp.
 Note, 5.875%                                    275,000     2/15/12        290,628
General Motors Acceptance Corp.
 Note, 6.125%                                    175,000     9/15/06        179,007
General Motors Acceptance Corp.
 Note, 8.00%                                     275,000    11/01/31        271,294
GGP Mall Properties 2001
 Cl. C3, 2.67%+                                  171,528     2/15/14        169,229
Goldman Sachs Group Inc.
 Note, 7.625%                                    200,000     8/17/05        224,258
Granite Mortgages PLC 2002
 Cl. 1C, 3.40%                                   200,000     4/20/42        200,000
Household Finance Corp.
 Note, 6.375%                                    400,000    11/27/12        425,712
IMPAC CMB Trust 2002-3
 Cl. B1, 4.04%                                   159,343     6/25/32        156,767
International Lease Finance Corp.
 Global Note, 5.75%                              150,000     2/15/07        156,762
J.P. Morgan Chase & Co.
 Note, 6.75%                                     350,000     2/01/11        384,607
J.P. Morgan Commercial Mortgage
 Finance Corp. 1997
 Cl. C5, 7.24%                                    75,000     9/15/29         85,675
J.P. Morgan Commercial Mortgage
 Finance Corp.
 1999 Cl. A2, 6.51%                              370,000    10/15/35        412,869

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage
 Finance Corp. 1999
 Cl. B, 6.66%                              $     400,000    10/15/35  $     447,193
John Hancock Global Funding
 II Note, 7.90%+                                 225,000     7/02/10        264,600
LB-UBS Commercial Mortgage
 Trust 2001-WM
 Cl. A1, 6.16%+                                   89,873     7/14/16         97,060
Lehman Brothers Commercial
 Conduit Mortgage Trust
 1998-C4 Cl. A1, 6.21%                           425,000    10/15/35        470,648
Lehman Brothers Holdings Inc.
 Note, 7.375%                                    150,000     5/15/04        160,146
MBNA Master Credit Card Trust
 1999 Cl. A, 7.00%                               475,000     2/15/12        545,073
MBNA Master Credit Card Trust
 2001 Cl. C3, 6.55%                              275,000    12/15/08        296,267
Merrill Lynch & Company Inc.
 Note, 4.00%                                     175,000    11/15/07        175,757
Merrill Lynch Mortgage
 Investors Inc. 1996-C2
 Cl. E, 6.96%                                    150,000    11/21/28        158,446
Morgan Stanley Capital Inc.
 1999-WF1 Cl. A2, 6.21%                          500,000    11/15/31        553,749
Morgan Stanley Dean Witter Inc.
 Note, 5.80%                                     200,000     4/01/07        215,804
NationsLink Funding Corp.
 1998-2 Cl. B, 6.795%                            250,000     8/20/30        281,285
NationsLink Funding Corp.
 1999-2 Cl. D, 7.56%                             175,000     6/20/31        197,849
Residential Asset Security Corp.
 2001-KS2 Cl. AI3, 5.75%                         125,000     3/25/27        127,407
Residential Asset Security Corp.
 2002-KS1 Cl. AI3, 4.99%                         525,000     2/25/27        541,741
Residential Asset Security Corp.
 2003-KS1 Cl. M2, 3.09%                          150,000     1/25/33        150,000
Salomon Brothers Commercial
 Mortgage Trust 2001-C1
 Cl. A2, 6.23%                                   350,000    12/18/35        385,511
Salomon Brothers Mortgage
 Securities VII Inc.
 2001-MMA A2, 6.13%+                             175,000     2/18/34        191,784
Simon Property Group LP
 Global Note, 7.375%                             225,000     1/20/06        248,191
Spieker Properties LP Note, 8.00%                 75,000     7/19/05         82,138
Union Planters Bank Note, 5.125%                 100,000     6/15/07        105,497
Vornado Realty Trust Sr.
 Note, 5.625%                                    325,000     6/15/07        328,330
Washington Mutual Inc.
 Note, 5.625%                                    175,000     1/15/07        186,029
Washington Mutual Inc.
 Note Series 2002-AR4
 Cl. A5, 5.60%                                    90,855     4/25/32         90,734
Wells Fargo & Co. Sr. Global
 Note, 7.25%                                     350,000     8/24/05        391,482
West Penn Funding LLC
 Note 1999A Cl. A3, 6.81%                  $      25,000     9/25/08  $      27,156
                                                                      -------------
                                                                          16,736,17
                                                                      -------------

FOREIGN 0.7%
Petroleos Mexicanos
 Note, 6.50%+                                    100,000     2/01/05        105,800
Petronas Capital Ltd.
 Note, 7.00%+                                    275,000     5/22/12        298,426
                                                                      -------------
                                                                            404,226
                                                                      -------------

FOREIGN GOVERNMENT 1.7%
Republic of Chile, 5.625%                        200,000     7/23/07        210,082
Republic of China, 7.30%                          25,000    12/15/08         29,203
Republic of Poland, 6.00%++                      111,804    10/27/14        113,258
Republic of South Africa, 9.125%                 100,000     5/19/09        119,000
Republic of South Africa, 7.375%                  50,000     4/25/12         54,813
United Mexican States, 9.875%                    225,000     2/01/10        272,250
United Mexican States, 8.30%                     175,000     8/15/31        178,762
                                                                      -------------
                                                                            977,368
                                                                      -------------

CORPORATE 18.8%
Alcoa Inc. Global Bond, 6.00%                    200,000     1/15/12        216,826
AOL Time Warner Inc.
 Global Note, 7.625%                             175,000     4/15/31        181,303
BAE Systems Holdings Inc.
 Note, 6.40%+                                    125,000    12/15/11        126,843
Bellsouth Capital Funding Corp.
 Note, 7.75%                                      75,000     2/15/10         88,516
Boeing Co. Note, 8.75%                           125,000     9/15/31        165,409
Bombardier Capital Inc.
 Note, 6.125%+                                   150,000     6/29/06        139,511
British Telecommunications PLC
 Note, 8.875%                                    150,000    12/15/30        189,772
Burlington Resources Finance Co.
 Note, 7.20%                                     150,000     8/15/31        172,173
Cargill Inc. Note, 6.25%+                         75,000     5/01/06         82,557
Citizens Communications Co.
 Note, 7.625%                                    150,000     8/15/08        164,214
Citizens Communications Co.
 Note, 9.00%                                     100,000     8/15/31        117,015
Clear Channel Communications
 Inc. Sr. Note, 7.25%                            250,000     9/15/03        255,323
Clear Channel Communications
 Inc. Sr. Note, 7.875%                            75,000     6/15/05         82,469
Coca-Cola Enterprises Inc.
 Note, 5.25%                                     350,000     5/15/07        373,259
Comcast Corp. Note, 5.85%                        325,000     1/15/10        318,146
Conagra Foods Inc. Note, 7.50%                   175,000     9/15/05        195,134
Conoco Funding Co.
 Note, 5.45%                                     350,000    10/15/06        376,765
Cox Communications Inc.
 Note, 7.75%                                     100,000     8/15/06        112,741

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
DaimlerChrysler Holdings Corp.
 Note, 8.50%                               $     225,000     1/18/31  $     270,291
Delta Airlines Inc. Note, 7.57%                  200,000    11/18/10        199,813
Deutsche Telekom BV Global
 Note, 8.75%                                     125,000     6/15/30        139,868
Deutsche Telekom BV Global
 Note, 9.25%                                     100,000     6/01/32        123,144
Dominion Resources Inc. Sr.
 Note, 7.625%                                    200,000     7/15/05        220,575
Dover Corp. Note, 6.50%                          225,000     2/15/11        249,282
DTE Energy Co. Note, 6.00%                       100,000     6/01/04        104,769
Exelon Corp. Sr. Note, 6.75%                     200,000     5/01/11        218,745
Federated Department Stores Inc.
 Sr. Note, 7.00%                                  75,000     2/15/28         78,177
Ford Motor Co. Global
 Note, 7.45%                                      10,000     7/16/31          8,462
France Telecom Global
 Note, 8.25%                                      50,000     3/01/11         57,349
General Electric Co.
 Note, 5.00%                                     225,000     2/01/13        224,464
Georgia Power Co.
 Note, 5.125%                                     75,000    11/15/12         76,704
Hewlett-Packard Co.
 Note, 5.50%                                     250,000     7/01/07        266,977
Indiana Michigan Power Co.
 Note, 6.125%                                    100,000    12/15/06        104,063
International Paper Co.
 Note, 6.75%                                     200,000     9/01/11        220,631
John Deere Capital Corp.
 Note, 3.90%                                     175,000     1/15/08        175,306
Keyspan Corp. Note, 6.15%                        175,000     6/01/06        191,104
Keyspan Gas East Corp.
 Note, 7.875%                                    125,000     2/01/10        147,414
Kroger Co. Sr. Note
 Series B, 7.25%                                 225,000     6/01/09        254,604
Lockheed Martin Corp.
 Note, 8.20%                                     200,000    12/01/09        243,912
News America Inc. Note, 6.625%                   225,000     1/09/08        240,178
Norfolk Southern Corp.
 Note, 7.35%                                     175,000     5/15/07        199,259
Norfolk Southern Corp. Sr.
 Note, 2.43%                                     250,000     7/07/03        250,401
Ohio Power Co. Sr.
 Note, 6.75%                                      50,000     7/01/04         51,856
Progress Energy Inc. Sr.
 Note, 7.10%                                     200,000     3/01/11        220,924
Raytheon Co. Note, 8.20%                         150,000     3/01/06        166,529
Safeway Inc. Note, 3.625%                        175,000    11/05/03        176,228
Safeway Inc. Note, 7.50%                         150,000     9/15/09        172,477
SBC Communications Inc.
 Note, 5.75%                                     125,000     5/02/06        135,311
TCI Communications Inc.
 Note, 7.875%                                     75,000     2/15/26         77,640
Telecom de Puerto Rico Inc. Sr.
 Note, 6.65%                                     175,000     5/15/06        184,391
Thomson Corp. Note, 5.75%                  $     125,000     2/01/08  $     133,882
Tyson Foods Inc. Note, 6.625%                    125,000    10/01/04        132,474
Unilever Capital Corp. Global
 Note, 7.125%                                     75,000    11/01/10         87,964
United Technologies Corp.
 Note, 7.125%                                    200,000    11/15/10        234,284
UnitedHealth Group Inc.
 Note, 7.50%                                     125,000    11/15/05        140,225
UnitedHealth Group Inc.
 Note, 5.20%                                     100,000     1/17/07        104,987
Verizon Global Funding Corp.
 Note, 7.375%                                    100,000     9/01/12        114,623
Verizon New Jersey Inc.
 Note, 5.875%                                    125,000     1/17/12        131,815
Viacom Inc. Global Note, 7.70%                    75,000     7/30/10         88,251
Viacom Inc. Note, 6.40%                          100,000     1/30/06        108,867
Vodafone Group PLC Global
 Note, 7.625%                                    225,000     2/15/05        247,307
Walt Disney Co. Global
 Note, 3.90%                                     200,000     9/15/03        202,141
Weyerhaeuser Co. Note, 6.00%                     225,000     8/01/06        235,724
                                                                      -------------
                                                                         10,771,368
                                                                      -------------
TOTAL FIXED INCOME SECURITIES (COST $54,065,803)                         55,846,715
                                                                      -------------

COMMERCIAL PAPER 26.5%
American Express Credit
 Corp., 1.18%                                    685,000     2/03/03        684,955
American Express Credit
 Corp., 1.24%                                    576,000     2/12/03        575,782
American Express Credit
 Corp., 1.23%                                    540,000     3/12/03        539,280
Caterpillar Financial Services
 Corp., 1.25%                                  2,437,000     2/06/03      2,436,577
Citicorp, 1.25%                                1,500,000     4/03/03      1,496,823
General Electric Capital
 Corp., 1.27%                                  1,477,000     2/12/03      1,476,427
General Electric Capital
 Corp., 1.26%                                    900,000     2/12/03        899,653
Goldman Sachs Group
 LP, 1.26%                                     2,000,000     2/19/03      1,998,740
McGraw-Hill Co. Inc.,1.25%                     2,500,000     2/04/03      2,499,740
Merck & Co. Inc., 1.24%                          348,000     2/24/03        347,725
Merck & Co. Inc., 1.23%                          983,000     3/12/03        981,690
Pitney Bowes Inc., 1.23%                       1,285,000     2/05/03      1,284,824
                                                                      -------------
TOTAL COMMERCIAL PAPER (COST $15,222,216)                                15,222,216
                                                                      -------------
TOTAL INVESTMENTS - (COST $69,288,019) 123.9%                            71,068,931
CASH AND OTHER ASSETS, LESS LIABILITIES - (23.9%)                       (13,705,126)
                                                                      -------------
NET ASSETS - 100.0%                                                   $  57,363,805
                                                                      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FEDERAL INCOME TAX INFORMATION:
At January 31, 2003, the net unrealized appreciation of
 investments based on cost for Federal income tax purposes
 of $69,379,803 was as follows:
Aggregate gross unrealized appreciation for all investments
 in which there is an excess of value over tax cost                   $   1,760,104
Aggregate gross unrealized depreciation for all investments
 in which there is an excess of tax cost over value                         (70,976)
                                                                      -------------
                                                                      $   1,689,128
                                                                      =============

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

*A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2003.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2003 were $2,199,874 and $2,248,362 (3.92% of net assets), respectively.

++Interest rates on these floating-rate bonds will reset annually or biannually based on the six month London Interbank Offered Rate (LIBOR) plus .8125%.

Futures contracts open at January 31, 2003 are as follows:

                                                    NUMBER OF         NOTIONAL         EXPIRATION        UNREALIZED APPRECIATION
                  TYPE                              CONTRACTS           COST             MONTH                (DEPRECIATION)
     ---------------------------------------------------------------------------------------------------------------------------
     2-Year U.S. Treasury Notes Long                     4          $    400,000       March 2003                $    2,294
     2-Year U.S. Treasury Notes Short                   (9)           (1,800,000)      March 2003                    (7,637)
     5-Year U.S. Treasury Notes Short                   (7)             (700,000)      March 2003                   (13,397)
     10-Year U.S. Treasury Notes Short                 (11)           (1,100,000)      March 2003                   (17,780)
     30-Year U.S. Treasury Bonds Long                   10             1,000,000       March 2003                    34,821
                                                                                                                 ----------
                                                                                                                 $   (1,699)
                                                                                                                 ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
CORE PLUS FIXED INCOME FUND

                                                                January 31, 2003

Investment Portfolio

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
FIXED INCOME SECURITIES 97.9%
U.S. TREASURY 5.3%
U.S. Treasury Bond, 7.25%                  $     650,000     5/15/16  $     824,713
U.S. Treasury Bond, 8.875%                        50,000     2/15/19         73,250
U.S. Treasury Bond, 5.25%*                       950,000    11/15/28        984,215
U.S. Treasury Bond, 6.25%                        250,000     5/15/30        296,846
U.S. Treasury Note, 5.00%                         50,000     8/15/11         54,203
U.S. Treasury STRIPS, 0.00%                    1,250,000     8/15/17        602,945
U.S. Treasury STRIPS, 0.00%                      375,000     8/15/25        112,132
                                                                      -------------
                                                                          2,948,304
                                                                      -------------

U.S. AGENCY MORTGAGE 36.1%
Federal Home Loan Mortgage
 Corp., 9.00%                                      8,589    12/01/09          9,309
Federal National Mortgage
 Association, 9.50%                                  852    10/01/03            855
Federal National Mortgage
 Association, 8.00%                                9,420     4/01/08         10,129
Federal National Mortgage
 Association, 7.75%                               10,870     5/01/08         11,613
Federal National Mortgage
 Association, 8.00%                                8,480     6/01/08          9,153
Federal National Mortgage
 Association, 8.25%                                5,224     7/01/08          5,562
Federal National Mortgage
 Association, 8.50%                               20,124     2/01/09         21,758
Federal National Mortgage
 Association, 7.00%                               20,099    10/01/15         21,380
Federal National Mortgage
 Association, 7.00%                              236,663     3/01/16        252,097
Federal National Mortgage
 Association, 6.00%                              542,826     5/01/16        568,010
Federal National Mortgage
 Association, 6.50%                              443,411    10/01/16        469,296
Federal National Mortgage
 Association, 7.00%                              780,303     1/01/17        830,951
Federal National Mortgage
 Association, 4.59%                               22,020     4/25/21         22,005
Federal National Mortgage
 Association, 6.00%                              499,172    12/01/28        518,206
Federal National Mortgage
 Association, 6.50%                              145,035     3/01/29        151,324
Federal National Mortgage
 Association, 6.50%                              105,054     4/01/29        109,517
Federal National Mortgage
 Association, 7.00%                               81,651     2/01/30         86,155
Federal National Mortgage
 Association, 7.50%                               72,112     6/01/31         76,763
Federal National Mortgage
 Association, 6.50%                              181,148     6/01/31        188,837
Federal National Mortgage
 Association, 7.00%                        $     848,668    10/01/31  $     893,961
Federal National Mortgage
 Association, 7.00%                            1,376,607     4/01/32      1,450,076
Federal National Mortgage
 Association, 6.50%                              592,326     7/01/32        617,458
Federal National Mortgage
 Association TBA, 6.50%                          564,427    12/01/14        597,509
Federal National Mortgage
 Association TBA, 6.50%                        4,775,000     2/13/33      4,974,953
Federal National Mortgage
 Association TBA, 5.50%                        1,100,000     2/19/18      1,137,812
Federal National Mortgage
 Association TBA, 5.00%                          350,000     2/19/18        356,672
Federal National Mortgage
 Association TBA, 5.50%                          900,000     2/13/33        913,781
Federal National Mortgage
 Association TBA, 6.00%                        3,250,000     4/14/33      3,333,281
Government National Mortgage
 Association, 6.50%                               21,079     2/15/09         22,606
Government National Mortgage
 Association, 6.50%                               44,535     5/15/09         47,718
Government National Mortgage
 Association, 7.50%                               23,470     6/15/09         25,188
Government National Mortgage
 Association, 6.50%                               11,538     6/15/09         12,376
Government National Mortgage
 Association, 7.50%                               24,122    12/15/09         26,043
Government National Mortgage
 Association, 7.50%                               79,416    12/15/14         85,671
Government National Mortgage
 Association, 7.00%                               55,741     1/15/25         59,627
Government National Mortgage
 Association, 7.00%                               66,381    10/15/25         70,868
Government National Mortgage
 Association, 7.00%                              132,529     5/15/27        141,044
Government National Mortgage
 Association, 7.00%                               90,522     3/15/28         96,293
Government National Mortgage
 Association, 7.00%                              141,000     6/15/28        149,989
Government National Mortgage
 Association, 7.00%                              190,547    11/15/28        202,725
Government National Mortgage
 Association, 6.50%                              230,645    11/15/28        242,671
Government National Mortgage
 Association, 7.50%                              178,364    12/15/28        191,608
Government National Mortgage
 Association, 6.50%                              360,234     9/15/29        378,744
Government National Mortgage
 Association, 7.50%                              122,315    11/15/29        130,979
Government National Mortgage
 Association, 7.00%                              161,459     2/15/32        171,470
Government National Mortgage
 Association, 7.00%                              300,000     2/20/33        318,282
                                                                      -------------
                                                                         20,012,325
                                                                      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
FINANCE/MORTGAGE 23.4%
Banc of America Commercial
 Mortgage Inc. 2000-1 Cl.E, 7.75%          $     300,000    11/15/31  $     342,540
Bank America Corp. Sub.
 Note, 7.40%                                     250,000     1/15/11        292,540
Bear Stearns Commercial
 Mortgage Securities Inc. 2000
 Cl. A1, 7.11%                                   106,766    10/15/32        119,261
Bear Stearns Commercial
 Mortgage Securities Inc.
 2001 Cl. A, 6.08%                               471,879     2/15/35        510,842
Beazer Homes USA Inc. Sr.
 Note, 8.375%                                    150,000     4/15/12        156,000
Chase Capital Note Series A, 7.67%               200,000    12/01/26        212,979
Chase Commercial Mortgage
 Securities Corp.
 1998-2 Cl. A, 6.025%                             58,232    11/18/30         62,548
Chase Manhattan Auto Owner
 Trust 2002-A, 4.17%                             300,000     9/15/08        309,421
CIT Group Holdings Inc.
 Global Note, 7.625%                             125,000     8/16/05        136,452
Citibank Credit Card Issuance
 Trust Note 2001 Cl. C3, 6.65%                   425,000     5/15/08        456,334
Citibank Credit Card Master
 Trust Note Cl. A, 5.50%                          50,000     2/15/06         52,036
Citigroup Inc., Sub Note, 7.25%                  475,000    10/01/10        549,331
Commercial Mortgage Acceptance
 Corp. Note 1998-C1
 Cl. F, 6.23%+                                   400,000     7/15/31        332,908
Community Program Loan Trust
 Note 1987 A4, 4.50%                              43,835    10/01/18         44,651
Countrywide Funding Corp.
 Note, 5.25%                                     125,000     6/15/04        129,764
Countrywide Home Loan Inc.
 Note, 6.25%                                     225,000     4/15/09        244,441
Credit Suisse First Boston USA
 Note, 5.75%                                     125,000     4/15/07        133,329
Delta Air Lines Inc. Note, 6.42%                 325,000     7/02/12        342,721
EOP Operating LP Note, 6.80%                     250,000     1/15/09        271,869
Equity Residential Properties LP
 Note, 7.25%                                     200,000     6/15/05        218,516
ERAC USA Finance Co.
 Note, 6.95%+                                    200,000     3/01/04        207,807
ERP Operating LP, 6.63%                          200,000     4/13/05        211,650
First National Bank Note, 7.375%                  75,000     9/15/06         83,095
First Union-Lehman Brothers Bank
 Note 1997-C2 Cl. A2, 6.60%                       54,393    11/18/29         57,506
Fleet Commercial Loan Master LLC
 Note 2001 Cl. C1, 2.855%+                       200,000    11/16/07        198,219
Ford Motor Credit Co.
 Note, 6.875%                                    625,000     2/01/06        630,079
General Electric Capital Corp.
 Note, 5.875%                                    225,000     2/15/12        237,786
General Motors Acceptance Corp.
 Note, 6.125%                                    175,000     9/15/06        179,007
General Motors Acceptance Corp.
 Note, 8.00%                               $     250,000    11/01/31  $     246,631
Goldman Sachs Group Inc.
 Note, 7.625%                                    200,000     8/17/05        224,258
Household Finance Corp.
 Note, 6.375%                                    425,000    11/27/12        452,319
International Lease Finance Corp.
 Note, 5.75%                                     200,000     2/15/07        209,017
J.P. Morgan Chase & Co.
 Note, 6.75%                                     200,000     2/01/11        219,775
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1997-C5
 Cl. C, 7.24%                                    125,000     9/15/29        142,792
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1997-C5
 Cl. D, 7.35%                                    100,000     9/15/29        110,708
J.P. Morgan Commercial Mortgage
 Finance Corp. Note 1999-C7
 Cl. B, 6.67%                                    100,000    10/15/35        111,798
John Hancock Global Funding II
 Note, 7.90%+                                    225,000     7/02/10        264,600
JP Morgan Commercial Mortgage
 Finance Corp. Note 1999-C7
 Cl. A1, 6.18%                                   249,443    10/15/35        268,581
LB-UBS Commercial Mortgage
 Trust 2001-WM Cl. A1, 6.16%+                    172,468     7/14/16        186,259
LB-UBS Commercial Mortgage
 Trust 2001-WM Cl. A4, 5.93%                     225,000    12/15/25        245,203
Lehman Brothers Holdings Inc.
 Note, 7.375%                                    200,000     5/15/04        213,528
Long Beach Asset Holdings Corp.
 Note 2001-3 Cl. A, 8.35%+                        21,648     3/25/32         21,648
Long Beach Asset Holdings Corp.
 Note 2001-5, 7.87%+                               3,538     9/25/31          3,538
MBNA Corp. Note, 5.625%                          125,000    11/30/07        127,433
MBNA Credit Card Master Trust
 Note 2001 Cl. C, 6.55%                          225,000    12/15/08        242,400
Merrill Lynch & Co. Inc.
 Note, 4.00%                                     175,000    11/15/07        175,757
Morgan Stanley Dean Witter & Co.
 Note, 5.80%                                     225,000     4/01/07        242,779
Morgan Stanley Dean Witter
 Capital Inc. Note 2001
 Cl. B, 6.81%                                    200,000     2/15/33        226,271
Morgan Stanley Dean Witter
 Capital Inc. Note 2001
 Cl. C, 7.00%                                    100,000     2/15/33        113,849
NationsLink Funding Corp.
 1998 Cl. A2, 6.48%                              175,000     8/20/30        195,093
NationsLink Funding Corp.
 1998 Cl. B, 6.795%                               75,000     8/20/30         84,385
NationsLink Funding Corp.
 1998 Cl. E, 7.105%                              250,000     8/20/30        269,592
NationsLink Funding Corp.
 Note 1999 Cl. D, 7.53%                           50,000     6/20/31         56,528

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
PECO Energy Transition Trust
 Note 2000-A Cl. A4, 7.65%                 $     200,000     3/01/10  $     237,074
Safeco Capital Trust Note, 8.07%                 125,000     7/15/37        129,806
Salomon Brothers Commercial
 Mortgage Trust 2001-C1
 Cl. A2, 6.23%                                   375,000    12/18/35        413,047
Simon Property Group LP Global
 Note, 7.375%                                    200,000     1/20/06        220,614
Union Planters Bank
 Note, 5.125%                                    125,000     6/15/07        131,871
Vornado Realty Trust Sr.
 Note, 5.625%                                    200,000     6/15/07        202,049
Washington Mutual Inc.
 Note, 5.625%                                    250,000     1/15/07        265,756
                                                                      -------------
                                                                         12,978,591
                                                                      -------------

FOREIGN 0.7%
Petroleos Mexicanos Note, 6.50%+                 100,000     2/01/05        105,800
Petronas Capital Ltd.
 Note, 7.00%+                                    250,000     5/22/12        271,297
                                                                      -------------
                                                                            377,097
                                                                      -------------

FOREIGN GOVERNMENT 5.3%
Republic of Brazil, 8.00%                        307,853     4/15/14        211,187
Republic of Bulgaria, 2.69%++                    192,000     7/28/11        182,160
Republic of Chile, 5.625%                        225,000     7/23/07        236,342
Republic of China, 7.30%                          50,000    12/15/08         58,407
Republic of Colombia, 10.00%                     300,000     1/23/12        289,500
Republic of Panama, 5.00%++                      149,074     7/17/14        131,185
Republic of Peru, 9.125%                         189,000     2/21/12        183,047
Republic of Philippines, 8.375%                  200,000     3/12/09        201,000
Republic of Poland, 7.00%++                      156,526    10/27/14        158,561
Republic of South Africa, 9.125%                 125,000     5/19/09        148,750
Republic of South Africa, 7.375%                  50,000     4/25/12         54,812
Republic of Turkey, 10.50%                        50,000     1/13/08         50,350
Republic of Turkey, 12.375%                      100,000     6/15/09        107,300
Republic of Turkey, 11.00%                       100,000     1/14/13         98,500
Republic of Ukraine, 11.00%                      168,000     3/15/07        178,080
Russian Federation, 8.25%                        150,000     3/31/10        162,000
Russian Federation, 5.00%                        100,000     3/31/30         82,000
United Mexican States, 9.875%                    225,000     2/01/10        272,212
United Mexican States, 8.30%                     100,000     8/15/31        102,150
                                                                      -------------
                                                                          2,907,543
                                                                      -------------

CORPORATE 27.1%
Abitibi Consolidated Inc.
 Note, 8.55%                                      75,000     8/01/10         82,014
ACE Securites Corp. Note 1999
 Cl. B2, 2.60%                                   167,411     8/25/30        165,972
Airgas Inc. Sr. Sub.
 Note, 9.125%                                    125,000    10/01/11        135,781
Allied Waste North America Inc.
 Sr. Note, 8.875%                          $      50,000     4/01/08  $      51,000
Allied Waste North America Inc.
 Sr. Note, 7.875%                                 75,000     1/01/09         74,063
Allied Waste North America Inc.
 Sr. Sub. Note, 10.00%                           125,000     8/01/09        124,063
Amerisourcebergen Corp.
 Note, 7.25%+                                     50,000    11/15/12         51,250
Ametek Inc. Sr. Note, 7.20%                      100,000     7/15/08        102,719
Anchor Glass Container Corp.
 Note, 11.00%+                                    50,000     2/15/13         25,000
AOL Time Warner Inc. Global
 Note, 7.625%                                    200,000     4/15/31        207,203
AT&T Wireless Services Inc.
 Note, 8.125%                                     75,000     5/01/12         78,000
Autonation Inc. Sr. Note, 9.00%                  100,000     8/01/08        104,000
Avista Corp. Sr. Note, 9.75%                      25,000     6/01/08         25,688
BAE Systems Holdings Inc.
 Note, 6.40%+                                    125,000    12/15/11        126,843
Beckman Coulter Inc. Sr.
 Note, 7.45%                                      50,000     3/04/08         56,905
Bellsouth Capital Funding
 Corp. Note, 7.75%                                75,000     2/15/10         88,516
Boeing Co. Note, 8.75%                           125,000     9/15/31        165,409
Bombardier Capital Inc.
 Note, 6.125%+                                   175,000     6/29/06        162,763
Boston Edison Co. Note, 4.875%                   150,000    10/15/12        150,494
Briggs & Stratton Corp. Sr.
 Note, 8.875%                                    125,000     3/15/11        135,313
British Sky Broadcasting Group
 PLC Note, 6.875%                                275,000     2/23/09        280,500
British Telecommunications PLC
 Global Note, 8.375%                             100,000    12/15/10        119,352
British Telecommunications
 PLC Note, 8.875%                                 50,000    12/15/30         63,257
Cascades Inc. Note, 7.25%+                        50,000     2/15/13         50,000
Chesapeake Energy Corp., 8.125%                   75,000     4/01/11         78,375
Citizens Communications Co.
 Note, 7.625%                                    175,000     8/15/08        191,584
Citizens Communications Co.
 Note, 9.00%                                      75,000     8/15/31         87,761
Clear Channel Communications Inc.
 Sr. Note, 7.25%                                 300,000     9/15/03        306,388
Coca-Cola Enterprises Inc.
 Note, 5.25%                                     275,000     5/15/07        293,275
Comcast Corp. Note, 5.85%                        100,000     1/15/10         97,891
Conagra Foods Inc. Note, 7.50%                   175,000     9/15/05        195,134
Conoco Funding Co. Note, 5.45%                   300,000    10/15/06        322,942
Cox Communications Inc.
 Note, 7.75%                                      50,000     8/15/06         56,371
D.R. Horton Inc. Sr. Note, 8.50%                 200,000     4/15/12        205,000
DaimlerChrysler Holdings Corp.
 Note, 8.50%                                     225,000     1/18/31        270,290
Dana Corp. Sr. Note, 9.00%                       275,000     8/15/11        264,687
Dean Foods Co. Sr. Note, 8.15%                   175,000     8/01/07        187,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
Del Monte Corp. Note, 8.625%+              $      25,000    12/15/12  $      25,750
Deutsche Telekom BV Global
 Note, 8.75%                                     125,000     6/15/30        139,868
Deutsche Telekom BV Global
 Note, 9.25%                                     100,000     6/01/32        123,144
Dillard's Inc. Note, 6.875%                       75,000     6/01/05         74,625
Dimon Inc. Sr. Note, 9.625%                       25,000    10/15/11         26,750
Dominion Resources Inc. Sr.
 Note, 7.625%                                     75,000     7/15/05         82,716
Dominion Resources Inc. Sr.
 Note, 8.125%                                    100,000     6/15/10        117,037
DTE Energy Co. Note, 6.00%                       200,000     6/01/04        209,538
Equistar Chemicals LP
 Note, 10.125%                                   100,000     9/01/08         91,500
Exelon Corp. Sr. Note, 6.75%                     225,000     5/01/11        246,088
Federated Department Stores Inc.
 Note, 7.00%                                     100,000     2/15/28        104,236
Flextronics International Ltd.
 Note, 9.875%                                    100,000     7/01/10        107,500
FMC Corp. Note, 10.25%+                           75,000    11/01/09         79,500
France Telecom Global
 Note, 8.25%                                      50,000     3/01/11         57,349
General Electric Co. Note, 5.00%                 275,000     2/01/13        274,345
Georgia Pacific Corp.
 Note, 8.875%+                                   100,000     2/01/10         99,000
Georgia Power Co. Note, 4.875%                   100,000     7/15/07        104,337
HCA Healthcare Co. Note, 8.75%                    75,000     9/01/10         85,657
Hewlett-Packard Co. Note, 5.50%                  275,000     7/01/07        293,675
Houghton Mifflin Co. Note, 8.25%+                 25,000     2/01/11         25,563
Indiana Michigan Power Co.
 Note, 6.125%                                    100,000    12/15/06        104,063
International Paper Co.
 Note, 5.85%+                                    125,000    10/30/12        129,875
ISP Chemco Inc. Sr. Sub
 Note, 10.25%                                     75,000     7/01/11         79,125
John Q Hammons LP.
 Note, 8.875%                                    200,000     5/15/12        200,000
Kennametal Inc. Sr. Note, 7.20%                   50,000     6/15/12         52,499
Keyspan Corp. Note, 6.15%                        275,000     6/01/06        300,307
Kroger Co. Sr. Note, 8.00%                        75,000     9/15/29         87,547
Kroger Co. Note, 8.05%                            25,000     2/01/10         29,016
Kroger Co. Sr. Note B, 7.25%                      75,000     6/01/09         84,868
L 3 Communications Corp.
 Note, 7.625%                                    200,000     6/15/12        209,000
Luscar Coal Ltd. Sr. Note, 9.75%                 100,000    10/15/11        109,000
Lyondell Chemical Co. Sr.
 Note Series A, 9.625%                            75,000     5/01/07         70,125
MDP Acquisitions PLC
 Note, 9.625%+                                   125,000    10/01/12        129,375
MGM Grand Inc. Sr. Sub.
 Note, 9.75%                                     175,000     6/01/07        190,531
Millennium America Inc. Sr.
 Note, 9.25%+                                     50,000     6/15/08         52,250
News America Inc. Sr.
 Note, 6.625%                                    250,000     1/09/08        266,864
Norfolk Southern Corp.
 Note, 6.00%                               $     200,000     4/30/08  $     216,906
Ohio Power Co. Sr. Note, 6.75%                    50,000     7/01/04         51,856
OM Group Inc. Sr. Sub.
 Note, 9.25%                                     100,000    12/15/11         66,000
Owens Illinois Inc. Sr.
 Note, 7.85%                                      50,000     5/15/04         50,000
Packaging Corp. of America Sr.
 Sub. Note Series B, 9.625%                       50,000     4/01/09         53,875
Park Place Entertainment Corp. Sr.
 Sub. Note, 8.125%                               275,000     5/15/11        284,969
Pepsi Bottling Holdings Inc.
 Note, 5.625%+                                    25,000     2/17/09         26,938
Perkinelmer Inc. Note, 8.875%+                    50,000     1/15/13         48,750
Plains All American Pipeline
 Note, 7.75%+                                     50,000    10/15/12         52,500
Potlatch Corp. Sr. Sub.
 Note, 10.00%                                    125,000     7/15/11        135,937
Premco Refining Group Inc.
 Note, 9.25%+                                     50,000     2/01/10         50,000
Progress Energy Inc. Sr.
 Note, 7.10%                                     150,000     3/01/11        165,693
Raytheon Co. Note, 8.20%                          75,000     3/01/06         83,265
RH Donnelley Finance Corp.
 Note, 8.875%+                                    25,000    12/15/10         26,500
Safeway Inc. Note, 7.50%                         100,000     9/15/09        114,985
Saks Inc. Note, 8.25%                             75,000    11/15/08         73,500
Seagate Technology Inc.
 Note, 8.00%+                                    200,000     5/15/09        209,000
Senior Housing Properties Trust Sr.
 Note, 8.625%                                     25,000     1/15/12         24,875
Smithfield Foods Inc. Sr.
 Note, 8.00%                                      50,000    10/15/09         49,625
Sprint Capital Corp. Global
 Note, 5.875%                                    100,000     5/01/04         98,500
SPX Corp. Note, 7.50%                             50,000     1/01/13         51,000
Starwood Hotels Resorts Inc. Sr.
 Note, 7.875%+                                   175,000     5/01/12        172,812
TCI Communciations Inc. Sr.
 Note, 8.65%                                     175,000     9/15/04        186,568
TCI Communications Inc.
 Deb., 7.875%                                     75,000     2/15/26         77,640
Telecom de Puerto Rico Inc. Sr.
 Note, 6.65%                                     100,000     5/15/06        105,366
Tembec Industries Inc. Sr.
 Note, 8.50%                                     100,000     2/01/11         99,750
Tenet Healthcare Corp. Sr.
 Note, 6.375%                                     50,000    12/01/11         47,500
Terex Corp. Sr. Sub.
 Note, 9.25%                                      25,000     7/15/11         23,000
Thomson Corp. Sr.
 Note, 5.75%                                     175,000     2/01/08        187,435
Trimas Corp. Note, 9.875%+                        25,000     6/15/12         24,625
Trimas Corp. Sr. Sub.
 Note, 9.875%+                                    50,000     6/15/12         49,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             PRINCIPAL     MATURITY      VALUE
                                              AMOUNT         DATE       (NOTE 1)
-----------------------------------------------------------------------------------
Tyco International Group SA
 Note, 6.375%                              $     275,000     2/15/06  $     270,187
Tyson Foods Inc. Note, 6.625%                    100,000    10/01/04        105,979
Unilever Capital Corp. Global
 Note, 7.125%                                    250,000    11/01/10        293,213
Union Pacific Corp. Note, 7.60%                  150,000     5/01/05        166,169
United Rentals Inc.
 Sr. Note, 10.75%                                 25,000     4/15/08         24,750
United Technologies Corp.
 Note, 7.125%                                     75,000    11/15/10         87,857
Univision Communications Inc. Sr.
 Note, 7.85%                                     100,000     7/15/11        112,605
Verizon Global Funding Corp.
 Note, 6.125%                                    250,000     6/15/07        271,824
Viacom Inc. Global Note, 7.70%                    75,000     7/30/10         88,251
Viacom Inc. Note, 6.40%                           75,000     1/30/06         81,650
Vodafone Group PLC Global
 Note, 7.625%                                    225,000     2/15/05        247,307
Waste Management Inc. Sr.
 Note, 6.875%                                    200,000     5/15/09        214,284
Westport Resources Corp.
 Note, 8.25%+                                     25,000    11/01/11         26,375
Weyerhaeuser Co. Note, 6.00%                     250,000     8/01/06        261,915
XTO Energy Inc. Sr. Note, 7.50%                  100,000     4/15/12        106,500
YUM! Brands Inc. Sr.
 Note, 7.70%                                     100,000     7/01/12        104,500
                                                                      -------------
                                                                         15,017,662
                                                                      -------------
TOTAL FIXED INCOME SECURITIES (COST $52,450,146)                         54,241,522
                                                                      -------------

COMMERCIAL PAPER 21.7%
American Express Credit
 Corp., 1.26%                                  2,000,000     2/12/03      1,999,230
American Express Credit
 Corp., 1.25%                                    211,000     2/12/03        210,920
Caterpillar Financial Services
 Corp., 1.25%                                  2,251,000     2/18/03      2,249,671
General Electric Capital
 Corp., 1.28%                                  1,214,000     3/17/03      1,212,101
Goldman Sachs Group
 Inc., 1.26%                                   1,990,000     2/19/03      1,988,746
Merck & Co. Inc., 1.25%                        2,506,000     2/05/03      2,505,652
Pitney Bowes Inc., 1.28%                       1,885,000     2/03/03      1,884,866
                                                                      -------------
TOTAL COMMERCIAL PAPER (COST $12,051,186)                                12,051,186
                                                                      -------------
TOTAL INVESTMENTS (COST $64,501,332)-119.6%                              66,292,708
CASH AND OTHER ASSETS, LESS LIABILITIES-(19.6%)                         (10,885,387)
                                                                      -------------
NET ASSETS 100.0%                                                     $  55,407,321
                                                                      =============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2003, the net unrealized appreciation
 of investments based on cost for Federal income tax
 purposes of $64,592,689 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost                                                        $   1,813,901
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax cost
 over value                                                               (113,882)
                                                                      -------------
                                                                      $   1,700,019
                                                                      =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

*A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2003.

++Interest rates on these floating-rate bonds will reset annually or biannually based on the six month London Interbank Offered Rate (LIBOR) plus .8125%.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2003 were $3,148,828 and $3,235,995 (5.84% of net assets), respectively.

Futures contracts open at January 31, 2003 are as follows:

                                                  NUMBER OF           NOTIONAL            EXPIRATION       UNREALIZED APPRECIATION
                 TYPE                             CONTRACTS             COST                 MONTH             (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
    2-Year U.S. Treasury Notes Short                  (5)         $   (1,000,000)         March 2003            $    (4,243)
    5-Year U.S. Treasury Notes Short                 (19)             (1,900,000)         March 2003                (26,299)
    10-Year U.S. Treasury Notes Short                (31)            (3,1000,000)         March 2003                (62,519)
    30-Year U.S. Treasury Bonds Long                  14               1,400,000          March 2003                 48,750
                                                                                                                 ----------
                                                                                                                $   (44,311)
                                                                                                                 ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP GROWTH FUND

                                                                January 31, 2003

Investment Portfolio

                                                                      VALUE
                                                       SHARES        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
CONSUMER DISCRETIONARY 16.0%
CASINOS/GAMBLING, HOTEL/MOTEL 1.9%
International Game Technology Inc.*                     3,106      $     244,970
MGM Grand Inc.*                                         2,741             71,814
                                                                   -------------
                                                                         316,784
                                                                   -------------

COMMERCIAL SERVICES 0.4%
Manpower Inc.                                           1,900             65,892
                                                                   -------------

COMMUNICATIONS, MEDIA & ENTERTAINMENT 3.2%
Univision Communications Inc. Cl. A*                    9,704            255,798
Viacom Inc. Cl. B*                                      7,337            282,841
                                                                   -------------
                                                                         538,639
                                                                   -------------

CONSUMER ELECTRONICS 0.9%
Yahoo!, Inc.*                                           7,715            140,413
                                                                   -------------

CONSUMER PRODUCTS 1.6%
Avon Products Inc.                                      5,412            270,600
                                                                   -------------

RESTAURANTS 0.4%
Darden Restaurants Inc.                                 3,353             72,760
                                                                   -------------

RETAIL 7.3%
Best Buy Company Inc.*                                  3,522             91,889
CDW Computer Centers Inc.*                              1,727             76,143
GAP Inc.                                                3,463             50,664
Kohl's Corp.*                                           5,641            295,419
Lowes Companies Inc.                                    1,906             65,147
TJX Companies Inc.                                      4,488             82,400
USA Interactive*                                        7,272            160,057
Wal-Mart Stores Inc.                                    8,342            398,747
                                                                   -------------
                                                                       1,220,466
                                                                   -------------

TEXTILE APPAREL MANUFACTURERS 0.3%
Coach Inc.*                                             1,566             50,034
                                                                   -------------
TOTAL CONSUMER DISCRETIONARY                                           2,675,588
                                                                   -------------

CONSUMER STAPLES 7.8%
BEVERAGES 3.7%
Pepsi Bottling Group Inc.                               9,424            238,899
PepsiCo Inc.                                            8,990            363,915
                                                                   -------------
                                                                         602,814
                                                                   -------------

DRUG & GROCERY STORE CHAINS 0.5%
Whole Foods Market Inc.*                                1,687      $      85,733
                                                                   -------------

FOODS 0.6%
Kraft Foods Inc. Cl. A                                  3,130             99,691
                                                                   -------------

HOUSEHOLD PRODUCTS 3.0%
Procter & Gamble Co                                     5,867            502,039
                                                                   -------------
TOTAL CONSUMER STAPLES                                                 1,290,277
                                                                   -------------

FINANCIAL SERVICES 12.0%
BANKS & SAVINGS & LOAN 2.9%
Bank of New York Co., Inc.                              6,801            172,065
State Street Corp                                       3,344            132,389
Wells Fargo & Co                                        3,601            170,580
                                                                   -------------
                                                                         475,034
                                                                   -------------

INSURANCE 2.9%
American International Group Inc.                       4,362            236,071
XL Capital Ltd.                                         3,392            254,604
                                                                   -------------
                                                                         490,675
                                                                   -------------

MISCELLANEOUS FINANCIAL 6.2%
American Express Co.                                    5,129            182,233
Citigroup Inc.                                          9,320            320,422
Federal National Mortgage Association                   3,750            242,625
MBNA Corp.                                             10,166            171,094
SLM Corp.                                               1,089            115,684
                                                                   -------------
                                                                       1,032,058
                                                                   -------------
TOTAL FINANCIAL SERVICES                                               1,997,767
                                                                   -------------

HEALTHCARE 26.2%
DRUGS & BIOTECHNOLOGY 17.1%
Allergan Inc.                                           1,043             63,279
Altana AG* ADR                                          1,951             81,123
Amgen Inc.*                                            12,967            660,798
Andrx Corp.*                                            4,605             66,128
AstraZeneca PLC ADR                                     2,276             78,158
Biogen Inc.*                                            6,621            253,253
Bristol-Myers Squibb Co.                                7,183            169,447
Forest Laboratories Inc.*                               3,031            156,854
Johnson & Johnson                                       7,661            410,706
Novartis AG ADR                                         7,036            260,895
Pfizer Inc.                                             8,459            256,815
Pharmacia Corp.                                         9,426            393,724
                                                                   -------------
                                                                       2,851,180
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                      VALUE
                                                       SHARES        (NOTE 1)
--------------------------------------------------------------------------------
HEALTHCARE FACILITIES 0.9%
HCA Inc.                                                3,323      $     142,025
                                                                   -------------

HEALTHCARE SERVICES 3.4%
Anthem Inc.*                                            4,282            265,827
Caremark Rx Inc.*                                       5,535            108,486
Wellpoint Health Networks Inc. Cl. A*                   2,541            184,680
                                                                   -------------
                                                                         558,993
                                                                   -------------

HOSPITAL SUPPLY 4.8%
Boston Scientific Corp.*                                3,966            160,425
Medtronic Inc.                                          6,885            309,274
Varian Medical Systems Inc.*                            3,396            177,475
Zimmer Holdings Inc.*                                   3,827            156,907
                                                                   -------------
                                                                         804,081
                                                                   -------------
TOTAL HEALTHCARE                                                       4,356,279
                                                                   -------------

MATERIALS & PROCESSING 1.5%
CHEMICALS 1.5%
Air Products & Chemicals Inc.                           6,128            254,006
                                                                   -------------
TOTAL MATERIALS & PROCESSING                                             254,006
                                                                   -------------

OTHER 7.1%
MISCELLANEOUS 2.5%
Standard & Poor's Depositary Receipt                    4,898            421,522
                                                                   -------------

MULTI-SECTOR 4.6%
General Electric Co.                                   33,111            766,188
                                                                   -------------
TOTAL OTHER                                                            1,187,710
                                                                   -------------
OTHER ENERGY 4.3%
OIL & GAS PRODUCERS 2.3%
Burlington Resources Inc.                               3,048            134,417
Ocean Energy Inc.                                      13,147            246,243
                                                                   -------------
                                                                         380,660
                                                                   -------------

OIL WELL EQUIPMENT & SERVICES 2.0%
BJ Services Co.*                                        3,890            118,917
Halliburton Co.                                         4,633             86,915
Nabors Industries Ltd*                                  3,448            127,059
                                                                   -------------
                                                                         332,891
                                                                   -------------
TOTAL OTHER ENERGY                                                       713,551
                                                                   -------------

PRODUCER DURABLES 3.5%
AEROSPACE 1.4%
Lockheed Martin Corp.                                   4,429      $     226,100
                                                                   -------------

PRODUCTION TECHNOLOGY EQUIPMENT 2.1%
Novellus Systems Inc.*                                 12,095            356,198
                                                                   -------------
TOTAL PRODUCER DURABLES                                                  582,298
                                                                   -------------

TECHNOLOGY 20.1%
COMMUNICATIONS TECHNOLOGY 3.4%
Ciena Corp.*                                           22,963            133,186
Cisco Systems Inc.*                                    22,260            297,616
JDS Uniphase Corp.*                                    13,178             35,712
Network Associates Inc.*                                6,425             98,110
                                                                   -------------
                                                                         564,624
                                                                   -------------

COMPUTER SOFTWARE 8.1%
BMC Software Inc.*                                     11,801            208,052
Microsoft Corp.                                        19,716            935,721
Oracle Systems Corp.*                                     800              9,593
SAP AG ADR                                              8,711            204,708
                                                                   -------------
                                                                       1,358,074
                                                                   -------------

COMPUTER TECHNOLOGY 4.5%
Dell Computer Corp.*                                   17,059            407,028
Hewlett-Packard Co.                                     3,855             67,115
IBM Corp.                                               3,460            270,676
                                                                   -------------
                                                                         744,819
                                                                   -------------

ELECTRONICS: SEMICONDUCTORS/COMPONENTS 4.1%
Intel Corp.                                            33,829            529,762
Linear Technology Corp.                                 6,028            157,512
                                                                   -------------
                                                                         687,274
                                                                   -------------
TOTAL TECHNOLOGY                                                       3,354,791
                                                                   -------------

UTILITIES 1.3%
CABLE TELEVISION & RADIO 1.3%
Comcast Corp.*                                          8,670            221,779
                                                                   -------------
TOTAL UTILITIES                                                          221,779
                                                                   -------------
TOTAL COMMON STOCKS (COST $17,373,270)                                16,634,046
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            PRINCIPAL  MATURITY
                                                              AMOUNT     DATE
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER 1.3%
American Express Credit
  Corp., 1.18%                                             $   210,000   2/03/03  $    209,986
                                                                                  ------------
TOTAL COMMERCIAL PAPER (COST $209,986)                                                 209,986
                                                                                  ------------

TOTAL INVESTMENTS (COST $17,583,256)-101.1%                                         16,844,032

CASH AND OTHER ASSETS, LESS LIABILITIES-(1.1%)                                        (187,383)
                                                                                  ------------
NET ASSETS 100.0%                                                                 $ 16,656,649
                                                                                  ============

FEDERAL INCOME TAX INFORMATION:
At January 31, 2003, the net unrealized depreciation
 of investments based on cost for Federal income tax
 purposes of $17,734,140 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value over
 tax cost                                                                         $    524,945
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax cost
 over value                                                                        (1,415,053)
                                                                                  ------------
                                                                                  $   (890,108)
                                                                                  ============

*Nonincome-producing securities.
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH INSTITUTIONAL
LARGE CAP ANALYST FUND

                                                                January 31, 2003

Investment Portfolio

                                                                      VALUE
                                                       SHARES        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS 97.1%
AUTOMOBILES & TRANSPORTATION 1.7%
AUTOMOTIVE PARTS 1.0%
Navistar International Corp.*                           1,000      $      24,070
Paccar Inc.                                               600             25,992
                                                                   -------------
                                                                          50,062
                                                                   -------------

MISCELLANEOUS TRANSPORTATION 0.7%
United Parcel Service Inc. Cl. B                          600             36,198
                                                                   -------------
TOTAL AUTOMOBILES & TRANSPORTATION                                        86,260
                                                                   -------------

CONSUMER DISCRETIONARY 13.1%
CASINOS/GAMBLING, HOTEL/MOTEL 0.9%
International Game Technology Inc.*                       600             47,322
                                                                   -------------

COMMERCIAL SERVICES 0.5%
Cendant Corp.*                                          2,500             27,700
                                                                   -------------

COMMUNICATIONS, MEDIA & ENTERTAINMENT 2.6%
Univision Communications Inc. Cl. A*                    1,600             42,176
Viacom Inc. Cl. B*                                      1,400             53,970
Walt Disney Co.                                         2,100             36,750
                                                                   -------------
                                                                         132,896
                                                                   -------------

CONSUMER PRODUCTS 0.5%
Avon Products Inc.                                        500             25,000
                                                                   -------------

LEISURE TIME 0.6%
Carnival Corp.                                          1,200             28,920
                                                                   -------------

RESTAURANTS 1.3%
Darden Restaurants Inc.                                 1,600             34,720
Starbucks Corp.*                                        1,400             31,808
                                                                   -------------
                                                                          66,528
                                                                   -------------

RETAIL 6.7%
Best Buy Company Inc.*                                  1,300             33,917
Family Dollar Stores Inc.                                 900             27,108
Home Depot Inc.                                         1,500             31,350
Kohl's Corp.*                                           1,000             52,370
Lowes Companies Inc.                                      600             20,508
Talbots Inc.                                              900             23,391
USA Interactive*                                        3,400             74,834
Wal-Mart Stores Inc.                                    1,800             86,040
                                                                   -------------
                                                                         349,518
                                                                   -------------
TOTAL CONSUMER DISCRETIONARY                                             677,884
                                                                   -------------

CONSUMER STAPLES 7.6%
BEVERAGES 3.9%
Anheuser-Busch Inc.                                       600      $      28,482
Coca-Cola Co.                                           1,300             52,598
Pepsi Bottling Group Inc.                               2,100             53,235
PepsiCo Inc.                                            1,700             68,816
                                                                   -------------
                                                                         203,131
                                                                   -------------

DRUG & GROCERY STORE CHAINS 0.7%
Whole Foods Market Inc.*                                  700             35,574
                                                                   -------------

FOODS 0.5%
Kraft Foods Inc. Cl. A                                    900             28,665
                                                                   -------------

HOUSEHOLD PRODUCTS 2.5%
Colgate-Palmolive Co.                                     500             25,455
Procter & Gamble Co.                                    1,200            102,684
                                                                   -------------
                                                                         128,139
                                                                   -------------
TOTAL CONSUMER STAPLES                                                   395,509
                                                                   -------------

FINANCIAL SERVICES 22.1%
BANKS & SAVINGS & LOAN 7.0%
Bank of America Corp.                                   1,000             70,050
Bank of New York Co., Inc.                              1,200             30,360
Bank One Corp.                                            800             29,208
Fifth Third Bancorp                                       500             26,675
J.P. Morgan Chase & Co.                                 2,200             51,348
US Bancorp                                              1,300             27,430
Wachovia Corp.                                          1,100             39,567
Wells Fargo & Co.                                       1,900             90,003
                                                                   -------------
                                                                         364,641
                                                                   -------------

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.1%
First Data Corp.                                        1,600             55,040
                                                                   -------------

INSURANCE 4.6%
American International Group Inc.                       1,300             70,356
Hartford Financial Services Group Inc.                  1,500             62,520
Travelers Property Casualty Corp. Cl. B                 2,037             33,121
XL Capital Ltd                                          1,000             75,060
                                                                   -------------
                                                                         241,057
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                      VALUE
                                                       SHARES        (NOTE 1)
--------------------------------------------------------------------------------
MISCELLANEOUS FINANCIAL 8.3%
American Express Co.                                    2,300      $      81,719
Citigroup Inc.                                          4,200            144,396
Federal Home Loan Mortgage Corp.                          800             44,784
Federal National Mortgage Assoc.                          800             51,760
MBNA Corp                                               2,800             47,124
Morgan Stanley Dean Witter & Co.                        1,600             60,640
                                                                   -------------
                                                                         430,423
                                                                   -------------

SECURITIES BROKERAGE & SERVICES 1.1%
Lehman Brothers Holdings Inc.                           1,000             54,530
                                                                   -------------
TOTAL FINANCIAL SERVICES                                               1,145,691
                                                                   -------------

HEALTHCARE 15.0%
DRUGS & BIOTECHNOLOGY 10.6%
Altana AG* ADR                                            600             24,948
Amgen Inc.*                                             1,900             96,824
Andrx Corp.*                                            1,700             24,412
AstraZeneca PLC ADR                                     1,400             48,076
Biogen Inc.*                                            1,300             49,725
Bristol-Myers Squibb Co.                                2,100             49,539
Forest Laboratories Inc.*                                 500             25,666
King Pharmaceuticals Inc.*                              1,850             27,158
Novartis AG ADR                                         1,600             59,328
Pfizer Inc.                                             1,500             45,540
Pharmacia Corp.                                           900             37,593
Schering-Plough Inc.                                    3,500             63,385
                                                                   -------------
                                                                         552,194
                                                                   -------------

HEALTHCARE FACILITIES 0.7%
HCA Inc.                                                  800             34,192
                                                                   -------------

HEALTHCARE SERVICES 1.6%
Anthem Inc.*                                              800             49,664
Caremark Rx Inc.*                                       1,600             31,360
                                                                   -------------
                                                                          81,024
                                                                   -------------
HOSPITAL SUPPLY 2.1%
Boston Scientific Corp.*                                  800             32,360
Medtronic Inc                                           1,000             44,920
Zimmer Holdings Inc.*                                     800             32,800
                                                                   -------------
                                                                         110,080
                                                                   -------------
TOTAL HEALTHCARE                                                         777,490
                                                                   -------------

INTEGRATED OILS 3.9%
INTEGRATED INTERNATIONAL 3.9%
BP PLC ADR                                              1,600      $      62,416
Exxon Mobil Corp.                                       2,500             85,375
Total Fina SA ADR                                         800             54,328
                                                                   -------------
TOTAL INTEGRATED OILS                                                    202,119
                                                                   -------------

MATERIALS & PROCESSING 2.9%
CHEMICALS 1.7%
Air Products & Chemicals Inc.                           1,400             58,030
Dow Chemical Co.                                        1,000             29,060
                                                                   -------------
                                                                          87,090
                                                                   -------------

PAPER & FOREST PRODUCTS 1.2%
International Paper Co.                                 1,800             64,260
                                                                   -------------
TOTAL MATERIALS & PROCESSING                                             151,350
                                                                   -------------

OTHER 3.9%
MULTI-SECTOR 3.9%
General Electric Co.                                    6,100            141,154
SPX Corp.*                                              1,600             59,360
                                                                   -------------
TOTAL OTHER                                                              200,514
                                                                   -------------

OTHER ENERGY 2.6%
OIL & GAS PRODUCERS 1.6%
Burlington Resources Inc.                               1,900             83,790
                                                                   -------------

OIL WELL EQUIPMENT & SERVICES 1.0%
BJ Services Co.*                                          800             24,456
Patterson UTI Energy Inc.*                                900             27,459
                                                                   -------------
                                                                          51,915
                                                                   -------------
TOTAL OTHER ENERGY                                                       135,705
                                                                   -------------
PRODUCER DURABLES 4.1%
AEROSPACE 1.2%
United Technologies Corp.                               1,000             63,580
                                                                   -------------

ELECTRICAL EQUIPMENT & COMPONENTS 0.6%
Emerson Electric Co.                                      700             32,851
                                                                   -------------

MACHINERY 1.1%
Deere & Co.                                             1,300             54,860
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                      VALUE
                                                       SHARES        (NOTE 1)
--------------------------------------------------------------------------------
MISCELLANEOUS EQUIPMENT 0.7%
Pentair Inc.                                              900      $      33,057
                                                                   -------------

PRODUCTION TECHNOLOGY EQUIPMENT 0.5%
Novellus Systems Inc.*                                    900             26,505
                                                                   -------------
TOTAL PRODUCER DURABLES                                                  210,853
                                                                   -------------

TECHNOLOGY 13.1%
COMMUNICATIONS TECHNOLOGY 1.5%
Cisco Systems Inc.*                                     5,800             77,546
                                                                   -------------

COMPUTER SOFTWARE 4.9%
BMC Software Inc.*                                      2,500             44,075
Microsoft Corp.                                         3,600            170,856
SAP AG ADR                                              1,700             39,950
                                                                   -------------
                                                                         254,881
                                                                   -------------

COMPUTER TECHNOLOGY 3.3%
Dell Computer Corp.*                                    3,000             71,580
IBM Corp.                                               1,300            101,699
                                                                   -------------
                                                                         173,279
                                                                   -------------

ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.4%
Intel Corp.                                             7,800            122,148
National Semiconductor Corp.*                           4,000             52,800
                                                                   -------------
                                                                         174,948
                                                                   -------------
TOTAL TECHNOLOGY                                                         680,654
                                                                   -------------

UTILITIES 7.1%
CABLE TELEVISION & RADIO 3.3%
Comcast Corp.*                                          3,600             92,088
Cox Communications Inc. Cl. A*                          2,700             78,138
                                                                   -------------
                                                                         170,226
                                                                   -------------

ELECTRICAL 0.8%
Exelon Corp.                                              800             40,744
                                                                   -------------

TELECOMMUNICATIONS 3.0%
Alltel Corp.                                            1,000      $      46,870
Bellsouth Corp.                                         2,300             52,394
SBC Communications Inc.                                 2,300             56,212
                                                                   -------------
                                                                         155,476
                                                                   -------------
TOTAL UTILITIES                                                          366,446
                                                                   -------------
TOTAL COMMON STOCKS (COST $5,672,436)                                  5,030,475
                                                                   -------------

                                                        PRINCIPAL     MATURITY
                                                         AMOUNT         DATE
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER 2.7%
E.I. Du Pont De Nemours
 & Co., 1.22%                                         $     140,000      2/04/03      139,986
                                                                                  -----------
TOTAL COMMERCIAL PAPER (COST $139,986)                                                139,986
                                                                                  -----------
TOTAL INVESTMENTS (COST $5,812,422)-99.8%                                           5,170,461

CASH AND OTHER ASSETS, LESS LIABILITIES-0.2%                                           12,778
                                                                                  -----------
NET ASSETS 100.0%                                                                 $ 5,183,239
                                                                                  ===========

FEDERAL INCOME TAX INFORMATION:
At January 31, 2003, the net unrealized depreciation
 of investments based on cost for Federal income tax
 purposes of $5,930,182 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value over
 tax cost                                                                         $   101,438
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax cost
 over value                                                                          (861,159)
                                                                                  -----------
                                                                                  $  (759,721)
                                                                                  ===========

*Nonincome-producing securities.
ADR stands for American Depositary Receipt, representing ownership of foreign securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

                                                                January 31, 2003

Statements of Assets and Liabilities

                                                       STATE STREET       STATE STREET        STATE STREET       STATE STREET
                                                         RESEARCH          RESEARCH            RESEARCH            RESEARCH
                                                       INSTITUTIONAL      INSTITUTIONAL       INSTITUTIONAL      INSTITUTIONAL
                                                        CORE FIXED       CORE PLUS FIXED       LARGE CAP          LARGE CAP
                                                       INCOME FUND        INCOME FUND          GROWTH FUND        ANALYST FUND
                                                       -------------     ---------------      -------------      -------------
ASSETS
Investments, at value *                                $  71,068,931     $    66,292,708      $  16,844,032      $   5,170,461
Collateral for securities on loan                          3,764,069           2,266,938          1,150,932                  -
Cash                                                             900                 687              2,417             18,403
Receivable for securities sold                             3,845,133           4,128,353            302,851             37,450
Interest and dividends receivable                            514,317             585,254             18,439              5,559
Receivable from Adviser (Note 3)                               1,914               5,195                824                  -
Receivable for variation margin                                4,031               3,714                  -                  -
                                                       -------------     ---------------      -------------      -------------
                                                          79,199,295          73,282,849         18,319,495          5,231,873

LIABILITIES
Payable for collateral received on securities loaned       3,764,069           2,266,938          1,150,932                  -
Payable for securities purchased                          18,053,799          15,593,144            502,755             46,623
Payable for fund shares redeemed                               5,084                   -                  -                  -
Accrued management fee (Note 2)                               12,538              15,446              9,159              2,011
                                                       -------------     ---------------      -------------      -------------
                                                          21,835,490          17,875,528          1,662,846             48,634
                                                       -------------     ---------------      -------------      -------------
NET ASSETS                                             $  57,363,805     $    55,407,321      $  16,656,649      $   5,183,239
                                                       =============     ===============      =============      =============

NET ASSETS CONSIST OF:
  Undistributed net investment income                  $     141,385     $       191,788      $       5,865      $       3,528
  Unrealized appreciation (depreciation)
   of investments                                          1,780,912           1,791,376           (739,224)          (641,961)
  Unrealized depreciation of futures contracts                (1,699)            (44,311)                 -                  -
  Accumulated net realized gain (loss)                       843,402             530,593         (5,569,762)        (1,174,325)
  Paid-in capital                                         54,599,805          52,937,875         22,959,770          6,995,997
                                                       -------------     ---------------      -------------      -------------
                                                       $  57,363,805     $    55,407,321      $  16,656,649      $   5,183,239
                                                       =============     ===============      =============      =============

Shares                                                     5,281,357           5,207,942          3,577,983            717,796
                                                       =============     ===============      =============      =============
Net Asset Value and redemption price per share         $       10.86     $         10.64      $        4.66      $        7.22
                                                       =============     ===============      =============      =============
Cost of Investments                                    $  69,288,019     $    64,501,332      $  17,583,256      $   5,812,422
                                                       =============     ===============      =============      =============

* INCLUDING SECURITIES ON LOAN VALUED AT $3,692,599, $2,223,422, $1,151,124 AND $0, RESPECTIVELY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Operations

For the year ended January 31, 2003

                                                                   STATE STREET     STATE STREET     STATE STREET     STATE STREET
                                                                     RESEARCH         RESEARCH         RESEARCH         RESEARCH
                                                                  INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                                                    CORE FIXED    CORE PLUS FIXED     LARGE CAP        LARGE CAP
                                                                   INCOME FUND      INCOME FUND      GROWTH FUND      ANALYST FUND
                                                                  -------------   ---------------   -------------    -------------
INVESTMENT INCOME
Interest (Note 1)                                                 $   3,345,595    $   3,886,213    $      10,480    $       3,741
Dividends                                                                     -                -          149,979           69,113
                                                                  -------------    -------------    -------------    -------------
                                                                      3,345,595        3,886,213          160,459           72,854

EXPENSES
Management fee (Note 2)                                                 171,997          225,360           77,619           24,108
Shareholder service fee (Note 5)                                         11,521           13,339            2,349                -
                                                                  -------------    -------------    -------------    -------------
                                                                        183,518          238,699           79,968           24,108
Expenses borne by the Adviser (Note 3)                                  (11,521)         (50,899)          (2,349)               -
                                                                  -------------    -------------    -------------    -------------
                                                                        171,997          187,800           77,619           24,108
                                                                  -------------    -------------    -------------    -------------
Net investment income                                                 3,173,598        3,698,413           82,840           48,746
                                                                  -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY, FORWARD CONTRACTS AND FUTURES CONTRACTS
Net realized gain (loss) on investments (Notes 1 and 4)               1,639,253        1,422,529       (5,168,538)      (1,131,627)
Net realized loss on futures contracts (Note 1)                        (421,307)        (597,111)               -                -
Net realized loss on foreign currency and
  forward contracts (Note 1)                                                  -          (43,839)               -                -
                                                                  -------------    -------------    -------------    -------------
  Total net realized gain (loss)                                      1,217,946          781,579       (5,168,538)      (1,131,627)
                                                                  -------------    -------------    -------------    -------------

Change in unrealized appreciation (depreciation)
  of investments                                                      1,232,777        1,445,801         (541,099)        (540,425)
Change in unrealized depreciation of futures contracts                  (13,783)         (56,793)               -                -
Change in unrealized depreciation of foreign currency
  and forward contracts                                                       -          (44,284)               -                -
                                                                  -------------    -------------    -------------    -------------
  Total change in unrealized appreciation (depreciation)              1,218,994        1,344,724         (541,099)        (540,425)
                                                                  -------------    -------------    -------------    -------------

Net gain (loss) on investments, foreign currency,
  forward contracts and futures contracts                             2,436,940        2,126,303       (5,709,637)      (1,672,052)
                                                                  -------------    -------------    -------------    -------------

Net increase (decrease) in net assets resulting from operations   $   5,610,538    $   5,824,716    $  (5,626,797)   $  (1,623,306)
                                                                  =============    =============    =============    =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

                                                  STATE STREET RESEARCH INSTITUTIONAL    STATE STREET RESEARCH INSTITUTIONAL
                                                        CORE FIXED INCOME FUND               CORE PLUS FIXED INCOME FUND
                                                  -----------------------------------    -----------------------------------
                                                         YEARS ENDED JANUARY 31                YEARS ENDED JANUARY 31
                                                  -----------------------------------    -----------------------------------
                                                         2003              2002                 2003              2002
                                                  ---------------     ---------------    ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                              $   3,173,598       $   1,444,671      $   3,698,413       $   2,065,610
Net realized gain on investments, foreign
  currency, forward contracts and futures
  contracts                                            1,217,946             517,932            781,579             621,165
Change in unrealized appreciation (depreciation)
  of investments, foreign currency, forward
  contracts and futures contracts                      1,218,994              56,419          1,344,724              (7,260)
                                                   -------------       -------------      -------------       -------------
Net increase resulting from operations                 5,610,538           2,019,022          5,824,716           2,679,515
                                                   -------------       -------------      -------------       -------------

Dividends from net investment income:
  Class I                                                      -             (71,833)                 -             (23,132)
  Class II                                                     -            (240,355)                 -             (23,434)
  Class III                                                    -            (286,896)                 -             (23,786)
  Class IV                                            (3,531,091)           (718,095)(a)     (3,918,058)         (1,880,137)(a)
                                                   -------------       -------------      -------------       -------------
                                                      (3,531,091)         (1,317,179)        (3,918,058)         (1,950,489)
                                                   -------------       -------------      -------------       -------------

Distributions from capital gains:
  Class I                                                      -                (469)                 -                (141)
  Class II                                                     -              (1,527)                 -                (141)
  Class III                                                    -                (131)                 -                (141)
  Class IV                                              (248,752)           (371,030)(a)       (113,989)           (521,813)(a)
                                                   -------------       -------------      -------------       -------------
                                                        (248,752)           (373,157)          (113,989)           (522,236)
                                                   -------------       -------------      -------------       -------------

Net increase (decrease) from fund share
  transactions (Note 6)                              (13,573,047)         51,409,871        (10,862,735)         50,723,172
                                                   -------------       -------------      -------------       -------------
Total increase (decrease) in net assets              (11,742,352)         51,738,557         (9,070,066)         50,929,962

NET ASSETS
Beginning of year                                     69,106,157          17,367,600         64,477,387          13,547,425
                                                   -------------       -------------      -------------       -------------
End of year*                                       $  57,363,805       $  69,106,157      $  55,407,321       $  64,477,387
                                                   =============       =============      =============       =============

(a) INCLUDES ACTIVITY AFTER THE CONSOLIDATION OF SHARES ON DECEMBER 17, 2001.

* INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $141,385 AND $235,899 AND $191,788 AND $189,649, RESPECTIVELY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

                                                   STATE STREET RESEARCH INSTITUTIONAL       STATE STREET RESEARCH INSTITUTIONAL
                                                         LARGE CAP GROWTH FUND                    LARGE CAP ANALYST FUND
                                                   -----------------------------------   -----------------------------------------
                                                                                                                 DECEMBER 17, 2001
                                                         YEARS ENDED JANUARY 31                                    (COMMENCEMENT
                                                   -----------------------------------   YEAR ENDED JANUARY 31   OF OPERATIONS) TO
                                                        2003                 2002                2003             JANUARY 31, 2002
                                                   --------------        -------------   ---------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                              $       82,840        $       4,237       $      48,746         $       6,387
Net realized loss on investments                       (5,168,538)            (359,579)         (1,131,627)              (42,698)
Change in unrealized depreciation of investments         (541,099)            (288,756)           (540,425)             (101,536)
                                                   --------------        -------------       -------------         -------------

Net decrease resulting from operations                 (5,626,797)            (644,098)         (1,623,306)             (137,847)
                                                   --------------        -------------       -------------         -------------

Dividend from net investment income:                      (65,257)                   -             (51,605)                    -
                                                   --------------        -------------       -------------         -------------

Net increase from fund share
  transactions (Note 6)                                16,108,965            5,776,836           1,995,987             5,000,010
                                                   --------------        -------------       -------------         -------------

Total increase in net assets                           10,416,911            5,132,738             321,076             4,862,163

NET ASSETS
Beginning of year                                       6,239,738            1,107,000           4,862,163                     -
                                                   --------------        -------------       -------------         -------------

End of year*                                        $  16,656,649        $   6,239,738       $   5,183,239         $   4,862,163
                                                   ==============        =============       =============         =============

* INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $5,865 AND $(11,718) AND $3,528 AND $6,387, RESPECTIVELY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATE STREET RESEARCH
INSTITUTIONAL FUNDS

Notes to Financial Statements                                   January 31, 2003

NOTE 1
State Street Research Institutional Funds (the "Trust") is a Massachusetts business trust organized on March 3, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Institutional Core Fixed Income Fund (the "Institutional Core Fixed Fund"), State Street Research Institutional Core Plus Fixed Income Fund (the "Institutional Core Plus Fund"), State Street Research Institutional Large Cap Growth Fund (the "Institutional Large Cap Growth Fund") and State Street Research Institutional Large Cap Analyst Fund (the "Institutional Large Cap Analyst Fund") (collectively the "Funds").

The investment objectives of the Funds are as follows: The Institutional Core Fixed Fund and the Institutional Core Plus Fund seek competitive total returns primarily from investing in fixed income securities. The Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund seek to provide long-term growth of capital.

Each fund offers one class of shares. The minimum investment in each fund is $1,000,000, unless the Funds' investment manager allows a lower amount at its discretion.

The following significant accounting policies are consistently followed by the Funds in preparing their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

   A. INVESTMENT VALUATION
   Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation. Fixed Income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

   B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
   A Fund enters into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risk may arise from the potential liability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in a fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

   Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

   C. SECURITY TRANSACTIONS
   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

   D. NET INVESTMENT INCOME
   Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Funds. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized. Certain fixed income securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method.

   E. DIVIDENDS
   Dividends from net investment income are declared and paid or reinvested quarterly for the Institutional Core Fixed Fund and the Institutional Core Plus Fund and annually, if any, for the Institutional Large Cap Growth Fund and Institutional Large Cap Analyst Fund. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended January 31, 2003, the Institutional Core Fixed Fund and the Institutional Core Plus Fund have designated as long-term $88,600 and $77,331, and as ordinary income $3,691,243 and $3,954,716, respectively, of the distributions from net realized gains. For the year ended January 31, 2003, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund have designated $65,257 and $51,605 as ordinary income, respectively.

   Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gain and losses, wash sale deferrals and premium amortization on fixed income securities.

   F. FEDERAL INCOME TAX
   No provision for Federal income taxes is necessary because the Funds have elected to qualify under Subchapter M of the Internal Revenue Code and their policy is to distribute all of their taxable income, including realized capital gains, within the prescribed time periods. At January 31, 2003, the Institutional Large Cap Growth Fund had a capital loss carryforward of $243,142 available, to the extent provided in regulations, to offset future capital gains which expires on January 31, 2010. At January 31, 2003, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund had capital loss carryforwards of $3,608,786 and $992,282 available, respectively, to the extent provided in regulations, to offset future capital gains which expire on January 31, 2011.

   In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Funds are required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the Funds are permitted to defer into their next fiscal year any net capital losses incurred between each November 1 and the end of their fiscal years. From November 1,

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

   2001 through January 31, 2002, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund incurred net capital losses of $132,777 and $42,379, respectively, and have deferred and treated such losses as arising in the fiscal year ended January 31, 2003. From November 1, 2002 through January 31, 2003, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund incurred net capital losses of approximately $1,567,000 and $64,000, respectively, and intend to defer and treat such losses as arising in the fiscal year ended January 31, 2004.

   To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The Institutional Core Fixed Fund and the Institutional Core Plus Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to premium amortization, currency reclass, paydowns and bond bifurcation adjustments. The Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund did not have any permanent book/tax differences.

   Regarding the Institutional Core Fixed Fund and the Institutional Core Plus Fund, at January 31, 2003, the components of distributable earnings on a tax basis differ from the amounts shown on the Statement of Assets and Liabilities by temporary book/tax differences largely arising from amortization differences.

   Regarding the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, at January 31, 2003, the components of distributable earnings on a tax basis differ from the amounts shown on the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, Post-October losses and capital loss carryforwards.

   At January 31, 2003, the tax basis distributable ordinary earnings for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund were: $274,075, $282,489, $12,896 and $3,528 in undistributed ordinary income, respectively; $590,825, $493,969, $0 and $0 in undistributed short-term gains, respectively; and $258,187, $0, $0 and $0 in undistributed long-term capital gains, respectively.

   G. ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   H. FUTURES
   The Funds may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Funds will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Funds will limit their risks by entering into a futures position only if it appears to be a liquid investment.

   Upon entering into a futures contract, the Funds deposit with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the Funds receive from or pay to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The potential risk to each Fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

   I. SECURITIES LENDING
   The Funds may seek additional income by lending portfolio securities to qualified institutions. The Funds will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Funds could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Funds will bear the loss. The entire amount of the collateral (consisting entirely of cash collateral) is invested in State Street Navigator Securities Lending Prime Portfolio). At January 31, 2003, the value of the securities loaned and the value of the collateral were as follows:

                                                  MARKET VALUE   COLLATERAL
                                                  ------------  ------------
          Institutional Core Fixed Fund           $  3,692,599  $  3,764,069
          Institutional Core Plus Fund            $  2,223,422  $  2,266,938
          Institutional Large Cap Growth Fund     $  1,151,124  $  1,150,932

   During the year ended January 31, 2003, income from securities lending for the Institutional Core Fixed Fund, the Institutional Core Plus Fund and the Institutional Large Cap Growth Fund amounted to $10,948, $10,841, $5,981, respectively, and is included in interest income on the Statement of Operations. In the case of the Institutional Large Cap Growth Fund, collateral was marked to market the next business day and made equal to at least 100% of the current market value of the loaned securities and accured interest. There were no loaned securities for the Institutional Large Cap Analyst Fund.

NOTE 2
The Trust and the Adviser entered into an agreement under which the Adviser earned monthly fees at an annual rate of 0.25%, 0.30%, 0.45% and 0.45% of the average daily net assets for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, respectively. In consideration of these fees, the Adviser furnishes the Funds with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management including accounting and legal services, custodial services and all other routine expenses incurred in connection with managing the business and affairs of the Funds. During the year ended January 31, 2003, the fees pursuant to such agreement amounted to $171,997, $225,360, $77,619 and $24,108 for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, respectively. The Funds are charged for expenses directly attributable to them, while indirect expenses are allocated among all funds in the Trust.

NOTE 3
The Adviser has contractually agreed to waive a portion of the management fees and bear or reimburse certain other expenses until termination of such agreement. During the year ended January 31, 2003, the amounts of such expenses waived and reimbursed by the Adviser were $11,521, $50,899, and $2,349 for the Institutional Core Fixed Fund, the Institutional Core Plus Fund, and the Institutional Large Cap Growth Fund, respectively. Pursuant to an Amended and Restated Fee Waiver and Expense Agreement, the Adviser agrees, with respect to the expense limitation applicable to each Fund, to waive a portion of its fee under the Advisory Agreement, reimburse the Fund or directly pay expenses, such that the annual expense limitation for a Fund will not be exceeded. The annual expense limitations are 0.25% for the Institutional Core Fixed Fund, 0.30% for the Institutional Core Plus Fund, 0.45% for the Institutional Large Cap Growth Fund and the Institutional Large Cap Analyst Fund, and do not include brokerage commissions and other investment-related costs, extraordinary, non-recurring and certain other unusual expenses (including taxes, litigation expenses and other extraordinary legal expenses), securities lending fees and expenses and interest expense. The Amended and Restated Fee Waiver and Expense Agreement will continue in effect until at least June 1, 2004. In addition, pursuant to an existing Fee Waiver and Expense Limitation Agreement, which ran through June 1, 2002, the Adviser agreed, with respect to the expense limitation applicable to certain Funds, to waive a portion of its fee under the Advisory Agreement, reimburse the Fund or directly pay expenses, such that the expense limitation for a Fund will not be exceeded. The management fee limitations were 0.20% for the Institutional Core Fixed Fund and the Institutional Core Plus Fund and 0.35% for the Institutional Large Cap Growth Fund and do not include shareholder service fees, brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses such as taxes, litigation expense and other extraordinary legal expenses, securities lending fees and expenses and transfer taxes. Accordingly, for the funds covered by both fee waiver agreements, the reimbursement amounts shown above reflect reimbursement at the lower rate for the first four months and then at the higher rate for the remaining months of the reporting period.

NOTE 4
For the year ended January 31, 2003, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
          Institutional Core Fixed Fund         $  201,867,016   $  210,102,533
          Institutional Core Plus Fund          $  265,804,811   $  271,256,269
          Institutional Large Cap Growth Fund   $   47,429,361   $   31,314,801
          Institutional Large Cap Analyst Fund  $    6,781,604   $    4,788,644

Purchases of $193,182,938 and $228,211,718 and sales of $191,123,339 and
$219,470,473 of U.S. Government obligations occurred in the Institutional Core Fixed Fund and the Institutional Core Plus Fund, respectively.

NOTE 5
The Trust had entered into a Servicing Agreement with the Adviser under which the Adviser provides certain shareholder services to the Funds such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Funds. From February 1, 2002 to May 31, 2002, the shareholder service fees for the Institutional Core Fixed Fund, the Institutional Core Plus Fund and the Institutional Large Cap Growth Fund were 0.05%, 0.05% and 0.10%, respectively, of average daily net assets. Effective June 1, 2002, the agreement was terminated and no further fees were paid. For the period February 1, 2002 through May 31, 2002, fees pursuant to such agreement were $11,521, $13,339 and $2,349 for the Institutional Core Fixed Fund, the Institutional Core Plus Fund and the Institutional Large Cap Growth Fund, respectively.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, no par value per share. At January 31, 2003, the Adviser owned 2,500 shares of each of the Institutional Core Fixed Fund and the Institutional Core Plus Fund and one share of the Institutional Large Cap Analyst Fund, and MetLife owned 655,333 shares of the Institutional Large Cap Growth Fund, and 500,000 shares of the Institutional Large Cap Analyst Fund.

These transactions break down by share class as follows:

                                                                         YEARS ENDED JANUARY 31
                                                     ----------------------------------------------------------------
                                                                  2003                              2002
                                                     ------------------------------    ------------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                     -------------    -------------    -------------    -------------
CLASS I
Shares sold                                                      -                -            1,845    $      19,187
Issued upon reinvestment of dividends from net
  investment income                                              -                -            3,354           35,175
Shares redeemed to Class IV                                      -                -         (185,478)      (1,956,793)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -         (180,279)   $  (1,902,431)
                                                     =============    =============    =============    =============

CLASS II
Issued upon reinvestment of dividends from net
  investment income                                              -                -           21,177    $     221,153
Shares redeemed to Class IV                                      -                -         (606,074)      (6,394,081)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -         (584,897)   $  (6,172,928)
                                                     =============    =============    =============    =============

CLASS III
Shares sold                                                      -                -        1,900,176    $  20,407,894
Issued upon reinvestment of dividends from net
  investment income                                              -                -           24,898          266,127
Shares redeemed to Class IV                                      -                -       (1,975,236)     (20,837,998)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (50,162)   $    (163,977)
                                                     =============    =============    =============    =============

CLASS IV
Shares sold                                                140,583    $   1,493,866        2,860,087    $  29,839,360
Shares sold from Classes I, II, III                              -                -        2,766,788       29,188,872
Issued upon reinvestment of:
  Dividends from net investment income                     279,037        2,969,843           25,253          262,598
  Distributions from capital gains                          23,624          250,419           35,368          368,544
Shares redeemed                                         (1,703,506)     (18,287,175)            (968)         (10,167)
                                                     -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)                                 (1,260,262)   $ (13,573,047)       5,686,528    $  59,649,207
                                                     =============    =============    =============    =============

ON DECEMBER 17, 2001, ALL SHARE CLASSES WERE CONSOLIDATED INTO CLASS IV.

AT JANUARY 31, 2003, TWO UNAFFILIATED SHAREHOLDERS OWNED 39% AND 56% OF ALL OUTSTANDING SHARES OF THE FUND, RESPECTIVELY.

STATE STREE RESEARCH INSTITUTIONAL
CORE FIXED INCOME FUND

Notes                                                           January 31, 2003

                                                                         YEARS ENDED JANUARY 31
                                                     ----------------------------------------------------------------
                                                                  2003                              2002
                                                     ------------------------------    ------------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                     -------------    -------------    -------------    -------------
CLASS I
Issued upon reinvestment of distribution from
  capital gains                                                  -                -               14    $         141
Shares redeemed to Class IV                                      -                -          (50,292)        (523,538)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (50,278)   $    (523,397)
                                                     =============    =============    =============    =============

CLASS II
Issued upon reinvestment of distribution from
  capital gains                                                  -                -               14    $         141
Shares redeemed to Class IV                                      -                -          (50,292)        (523,538)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (50,278)   $    (523,397)
                                                     =============    =============    =============    =============

CLASS III
Issued upon reinvestment of dividend from net
  investment income                                              -                -               14    $         141
Shares redeemed to Class IV                                      -                -          (50,292)        (523,538)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (50,278)   $    (523,397)
                                                     =============    =============    =============    =============

CLASS IV
Shares sold                                              2,088,678    $  21,708,683        4,931,089    $  50,954,109
Shares sold from Classes I, II, III                              -                -          150,876        1,570,614
Issued upon reinvestment of:
  Dividends from net investment income                     310,324        3,187,586          114,116        1,186,531
  Distributions from capital gains                          11,202          113,924           51,824          518,236
Shares redeemed                                         (3,420,863)     (35,872,928)        (187,970)      (1,936,127)
                                                     -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)                                 (1,010,659)   $ (10,862,735)       5,059,935    $  52,293,363
                                                     =============    =============    =============    =============

ON DECEMBER 17, 2001, ALL SHARE CLASSES WERE CONSOLIDATED INTO CLASS IV.

AT JANUARY 31, 2003, THREE UNAFFILIATED SHAREHOLDERS OWNED 22%, 30% AND 47% OF ALL OUTSTANDING SHARES OF THE FUND, RESPECTIVELY.

STATE STREE RESEARCH INSITUTIONAL
LARGE CAP GROWTH FUND

Notes                                                           January 31, 2003

                                                                         YEARS ENDED JANUARY 31
                                                     ----------------------------------------------------------------
                                                                  2003                              2002
                                                     ------------------------------    ------------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                     -------------    -------------    -------------    -------------
CLASS I
Shares redeemed to Class III                                     -                -          (26,890)   $    (195,759)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (26,890)   $    (195,759)
                                                     =============    =============    =============    =============

CLASS II
Shares redeemed to Class III                                     -                -          (26,481)   $    (192,782)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (26,481)   $    (192,782)
                                                     =============    =============    =============    =============

CLASS III
Shares sold                                              4,117,861    $  22,816,367          792,940    $   5,776,836
Shares sold from Classes I, II, III                              -                -           82,497          600,578
Issued upon reinvestment of dividend from net
  investment income                                         11,870           56,738                -                -
Shares redeemed                                         (1,453,666)      (6,764,140)               -                -
                                                     -------------    -------------    -------------    -------------
NET INCREASE                                             2,676,065    $  16,108,965          875,437    $   6,377,414
                                                     =============    =============    =============    =============

CLASS IV
Shares redeemed to Class III                                     -                -          (29,126)   $    (212,037)
                                                     -------------    -------------    -------------    -------------
NET DECREASE                                                     -                -          (29,126)   $    (212,037)
                                                     =============    =============    =============    =============

ON DECEMBER 17, 2001, ALL SHARE CLASSES WERE CONSOLIDATED INTO CLASS III.

AT JANUARY 31, 2003, TWO UNAFFILIATED SHAREHOLDERS OWNED 18% AND 74% OF ALL OUTSTANDING SHARES OF THE FUND, RESPECTIVELY.

STATE STREE RESEARCH INSTITUTIONAL
LARGE CAP ANALYST FUND

Notes                                                           January 31, 2003

                                                                                             DECEMBER 17, 2001
                                                                                        (COMMENCEMENT OF OPERATIONS)
                                                                YEAR ENDED                          TO
                                                             JANUARY 31, 2003                JANUARY 31, 2002
                                                     ---------------------------------------------------------------
                                                         SHARES           AMOUNT           SHARES          AMOUNT
                                                     -------------    -------------    -------------   -------------
Shares sold                                                933,741    $   8,978,378          500,001   $   5,000,010
Issued upon reinvestment of dividend from net
  investment income                                          1,851           13,605                -               -
Shares redeemed                                           (717,797)      (6,995,996)               -               -
                                                     -------------    -------------    -------------   -------------
NET INCREASE                                               217,795    $   1,995,987          500,001   $   5,000,010
                                                     =============    =============    =============   =============

AT JANUARY 31, 2003, TWO UNAFFILIATED SHAREHOLDERS OWNED 30% AND 69% OF ALL OUTSTANDING SHARES OF THE FUND, RESPECTIVELY.

STATE STREET RESEARCH
INSTITUTIONAL CORE FIXED INCOME FUND
AND INSTITUTIONAL CORE PLUS FIXED INCOME FUND

Financial Highlights

For a share outstanding throughout each year.(1)


                                                            STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND
                                                            -----------------------------------------------------------
                                                                                                      AUGUST 2, 1999
                                                                   YEARS ENDED JANUARY 31             (COMMENCEMENT OF
                                                            ----------------------------------        OPERATIONS) TO
                                                             2003      2002(5),(7)      2001(6)     JANUARY 31, 2000(6)
                                                            ------     -----------      -------     -------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                       10.56        10.40           9.86             10.00
                                                            ------       ------         ------            ------
Net investment income ($)*                                    0.50         0.55           0.67              0.30
Net realized and unrealized gain (loss) on investments,
 foreign currency, forward contracts and futures
 contracts ($)                                                0.39         0.23           0.56             (0.17)
                                                            ------       ------         ------            ------
TOTAL FROM INVESTMENT OPERATIONS ($)                          0.89         0.78           1.23              0.13
                                                            ------       ------         ------            ------

Dividends from net investment income ($)                     (0.55)       (0.52)         (0.69)            (0.24)
Distributions from capital gains ($)                         (0.04)       (0.10)             -             (0.03)
                                                            ------       ------         ------            ------
TOTAL DISTRIBUTIONS ($)                                      (0.59)       (0.62)         (0.69)            (0.27)
                                                            ------       ------         ------            ------
NET ASSET VALUE, END OF YEAR ($)                             10.86        10.56          10.40              9.86
                                                            ======       ======         ======            ======

Total return (%)(2)                                           8.64         7.71          12.87              1.28(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                     57,364       69,106          8,892             8,435
Expense ratio (%)*                                            0.25         0.25           0.25              0.25(4)
Ratio of net investment income to average net
 assets (%)*                                                  4.61         4.47           6.65              5.93(4)

Portfolio turnover rate (%)                                 301.92       314.06         327.36            213.41
*Reflects voluntary reduction of expenses of
 these amounts (%)                                            0.02         0.14           0.20              0.75(4)

                                                          STATE STREET RESEARCH INSTITUTIONAL CORE PLUS FIXED INCOME FUND
                                                          ---------------------------------------------------------------
                                                                                                      AUGUST 2, 1999
                                                                   YEARS ENDED JANUARY 31             (COMMENCEMENT OF
                                                            ----------------------------------        OPERATIONS) TO
                                                             2003      2002(5),(7)      2001(6)     JANUARY 31, 2000(6)
                                                            ------     -----------      -------     -------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                       10.37        10.35           9.86             10.00
                                                            ------       ------         ------            ------
Net investment income ($)*                                    0.53         0.59           0.69              0.31
Net realized and unrealized gain (loss) on investments,
 foreign currency, forward contracts and futures
 contracts ($)                                                0.30         0.15           0.54             (0.14)
                                                            ------       ------         ------            ------
TOTAL FROM INVESTMENT OPERATIONS ($)                          0.83         0.74           1.23              0.17
                                                            ------       ------         ------            ------

Dividends from net investment income ($)                     (0.55)       (0.59)         (0.74)            (0.26)
Distributions from capital gains ($)                         (0.01)       (0.13)             -             (0.05)
                                                            ------       ------         ------            ------
TOTAL DISTRIBUTIONS ($)                                      (0.56)       (0.72)         (0.74)            (0.31)
                                                            ------       ------         ------            ------
NET ASSET VALUE, END OF YEAR ($)                             10.64        10.37          10.35              9.86
                                                            ======       ======         ======            ======

Total return (%)(2)                                           8.28         7.45          12.93              1.72(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                     55,407       64,477         11,987            11,426
Expense ratio (%)*                                            0.25         0.25           0.25              0.25(4)
Ratio of net investment income to average net assets          4.84         5.55           6.84              6.13(4)
(%)*
Portfolio turnover rate (%)                                 365.81       353.92         323.47            234.12
*Reflects voluntary reduction of expenses of
 these amounts (%)                                            0.07         0.18           0.20              0.81(4)

(1) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(2) TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT REDUCED A PORTION OF THE FUND'S EXPENSES.
(3) NOT ANNUALIZED.
(4) ANNUALIZED.
(5) EFFECTIVE FEBRUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDITS AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED JANUARY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02 AND $.02, INCREASE NET REALIZE PER SHARE BY $.02 AND $.02, AND DECREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.21% AND 0.20% FOR THE INSTITUTIONAL CORE FIXED FUND AND THE INSTITUTIONAL CORE PLUS FUND, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS FOR PERIODS PRIOR TO FEBRUARY 1, 2001 HAVE NOT BEEN RESTATED FOR THIS CHANGE IN POLICY.
(6) REPRESENTS PER-SHARE FIGURES FOR CLASS IV.
(7) REPRESENTS PER-SHARE FIGURES FOR ALL CLASSES THROUGH DECEMBER 16, 2001, AND THEN ONE CLASS EFFECTIVE DECEMBER 17, 2001.

STATE STREE RESEARCH
INSTITUTIONAL LARGE CAP GROWTH FUND
AND INSTITUTIONAL LARGE CAP ANALYST FUND

Financial Highlights

                                                                STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND
                                                                ---------------------------------------------------------
                                                                                                        AUGUST 2, 1999
                                                                     YEARS ENDED JANUARY 31             (COMMENCEMENT OF
                                                                --------------------------------        OPERATIONS) TO
                                                                 2003        2002(6)     2001(5)      JANUARY 31, 2000(5)
                                                                ------      --------     -------      -------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                            6.92        10.16       12.33              10.00
                                                                ------       ------       -----              -----
Net investment income ($)*                                        0.03         0.02       (0.00)              0.01
Net realized and unrealized gain (loss) on
 investments                                                     (2.28)       (3.26)      (1.14)              2.32
                                                                ------       ------       -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)                             (2.25)       (3.24)      (1.14)              2.33
                                                                ------       ------       -----              -----

Dividends from net investment income ($)                         (0.01)           -       (0.38)                 -
Distributions from capital gains ($)                                 -            -       (0.65)                 -
                                                                ------       ------       -----              -----
TOTAL DISTRIBUTIONS ($)                                          (0.01)           -       (1.03)                 -
                                                                ------       ------       -----              -----
NET ASSET VALUE, END OF YEAR ($)                                  4.66         6.92       10.16              12.33
                                                                ======       ======       =====              =====

Total return (%)(2)                                             (32.48)      (31.89)      (9.91)             23.30(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                         16,657        6,240         269                308
Expense ratio (%)*                                                0.45         0.45        0.45               0.45(4)
Ratio of net investment income to average net assets (%)*         0.48         0.29       (0.01)              0.09(4)
Portfolio turnover rate (%)                                     178.44       140.04       82.83              41.57
*Reflects voluntary reduction of expenses of
 these amounts (%)                                                0.01         0.15        0.20               7.25(4)

                                                    STATE STREET RESEARCH INSTITUTIONAL
                                                           LARGE CAP ANALYST FUND
                                                 ------------------------------------------
                                                                          DECEMBER 17, 2001
                                                                          (COMMENCEMENT OF
                                                 YEAR ENDED JANUARY 31     OPERATIONS) TO
                                                          2003            JANUARY 31, 2002
                                                 ------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                    9.72                  10.00
                                                        ------                  -----
Net investment income ($)                                 0.08                   0.01
Net realized and unrealized loss on investments          (2.50)                 (0.29)
                                                        ------                  -----
TOTAL FROM INVESTMENT OPERATIONS ($)                     (2.42)                 (0.28)
                                                        ------                  -----

Dividend from net investment income ($)                  (0.08)                     -
                                                        ------                  -----
TOTAL DISTRIBUTIONS ($)                                  (0.08)                     -
                                                        ------                  -----
NET ASSET VALUE, END OF YEAR ($)                          7.22                   9.72
                                                        ======                  =====

Total return (%)                                        (24.98)                 (2.80)(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                  5,183                  4,862
Expense ratio (%)                                         0.45                   0.45(4)
Ratio of net investment income to average net
 assets (%)                                               0.91                   1.06(4)
Portfolio turnover rate (%)                              93.89                  14.57

(1) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(2) TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT REDUCED A PORTION OF THE FUND'S EXPENSES.
(3) NOT ANNUALIZED.
(4) ANNUALIZED.
(5) REPRESENTS PER-SHARE FIGURES FOR CLASS III.
(6) REPRESENTS PER-SHARE FIGURES FOR ALL CLASSES THROUGH DECEMBER 16, 2001, AND THEN ONE CLASS EFFECTIVE DECEMBER 17, 2001.

Report of Independent Accountants


To the Trustees of the State Street Research Institutional Funds and the Shareholders of State Street Research Institutional Core Fixed Income Fund, State Street Research Institutional Core Plus Fixed Income Fund, State Street Research Institutional Large Cap Growth Fund and State Street Research Institutional Large Cap Analyst Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of State Street Research Institutional Core Fixed Income Fund, State Street Research Institutional Core Plus Fixed Income Fund, State Street Research Institutional Large Cap Growth Fund and State Street Research Institutional Large Cap Analyst Fund (the "Funds") at January 31, 2003, the results of their operations, changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 20, 2003

STATE STREET RESEARCH
INSTITUTIONAL FUNDS
REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Institutional Core Fixed Income Fund, State Street Research Institutional Core Plus Fixed Income Fund, State Street Research Institutional Large Cap Growth Fund, and State Street Research Institutional Large Cap Analyst Fund, each a series of State Street Research Institutional Funds ("Trust"), was convened on April 22, 2002 ("Meeting"). The results of the Meeting are set forth below.

                                                                               VOTES (MILLIONS OF SHARES)
                                                                         (COMBINED FOR ALL SERIES OF THE TRUST)
                                                                         --------------------------------------
     ACTION ON PROPOSAL                                                        FOR                WITHHELD
     ----------------------------------------------------------------------------------------------------------
     The following persons were elected as Trustees:

     Bruce R. Bond                                                             15.6                  0

     Richard S. Davis                                                          15.6                  0

     Steve A. Garban                                                           15.6                  0

     Dean O. Morton                                                            15.6                  0

     Susan M. Phillips                                                         15.6                  0

     Toby Rosenblatt                                                           15.6                  0

     Michael S. Scott Morton                                                   15.6                  0

     James M. Storey                                                           15.6                  0

                                                                                           NUMBER OF FUNDS IN
                                           TERM OF OFFICE                                     FUND COMPLEX      OTHER DIRECTORSHIPS
  NAME, ADDRESS         POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY             HELD BY
   AND AGE (a)              WITH FUND      TIME SERVED (b)           PAST 5 YEARS          TRUSTEE/OFFICER (c)    TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

Bruce R. Bond (56)      Trustee            Since 2002       Retired; formerly Chairman of           20          Ceridian Corporation
                                                            the Board, Chief Executive
                                                            Officer and President,
                                                            PictureTel Corporation (video
                                                            conferencing systems)

Steve A. Garban (65)    Trustee            Since 2002       Retired; formerly Senior Vice           40          Metropolitan Series
                                                            President for Finance and                           Fund, Inc.(d)
                                                            Operations and Treasurer, The
                                                            Pennsylvania State University

Dean O. Morton (71)     Trustee            Since 2002       Retired; formerly Executive             40          The Clorox Company;
                                                            Vice President, Chief                               KLA-Tencor
                                                            Operating Officer and                               Corporation; BEA
                                                            Director, Hewlett-Packard                           Systems, Inc.;
                                                            Company (computer                                   Cepheid; Pharsight
                                                            manufacturer)                                       Corporation; and
                                                                                                                Metropolitan Series
                                                                                                                Fund, Inc.(d)

Susan M. Phillips (58)  Trustee            Since 2002       Dean, School of Business and            20          None
                                                            Public Management, George
                                                            Washington University;
                                                            formerly a member of the Board
                                                            of Governors of the Federal
                                                            Reserve System; and Chairman
                                                            and Commissioner of the
                                                            Commodity Futures Trading
                                                            Commission

Toby Rosenblatt (64)    Trustee            Since 2002       President, Founders                     40          A. P. Pharma, Inc.;
                                                            Investments Ltd.                                    and Metropolitan
                                                            (investments); formerly                             Series Fund, Inc.(d)
                                                            President, The Glen Ellen
                                                            Company (private investment
                                                            firm)

Michael S. Scott        Trustee            Since 2002       Jay W. Forrester Professor of           40          Metropolitan Series
Morton (65)                                                 Management, Sloan School of                         Fund, Inc.(d)
                                                            Management, Massachusetts
                                                            Institute of Technology

James M. Storey (71)    Trustee            Since 1999       Attorney; formerly Partner,             20          SEI Investments
                                                            Dechert (law firm)                                  Funds (consisting of
                                                                                                                104 portfolios); and
                                                                                                                The Massachusetts
                                                                                                                Health & Education
                                                                                                                Tax-Exempt Trust

INTERESTED
TRUSTEE

Richard S. Davis(e)     Trustee            Since 2000       Chairman of the Board,                  20          None
(57)                                                        President and Chief Executive
                                                            Officer, State Street
                                                            Research & Management
                                                            Company; formerly Senior Vice
                                                            President, Fixed Income
                                                            Investments, Metropolitan
                                                            Life Insurance Company; and
                                                            Managing Director, J.P.
                                                            Morgan Investment Management

                                                                                           NUMBER OF FUNDS IN
                                           TERM OF OFFICE                                     FUND COMPLEX      OTHER DIRECTORSHIPS
  NAME, ADDRESS         POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY             HELD BY
   AND AGE (a)              WITH FUND      TIME SERVED (b)           PAST 5 YEARS          TRUSTEE/OFFICER (C)    TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Christopher C. Abbott   Vice President     Since 2001       Managing Director, State                 4          None
(46)                                                        Street Research & Management
                                                            Company; formerly Executive
                                                            Vice President, State Street
                                                            Research & Management
                                                            Company; and Senior Managing
                                                            Director, Pioneer Investments

Maureen G. Depp (48)    Vice President     Since 2001       Managing Director, State                 6          None
                                                            Street Research & Management
                                                            Company; formerly Senior Vice
                                                            President, State Street
                                                            Research & Management Company

Donald G. DeVeuve       Vice President     Since 2001       Senior Vice President, State             8          None
(45)                                                        Street Research & Management
                                                            Company; formerly Vice
                                                            President, State Street
                                                            Research & Management Company

Rosalina Feliciano (39) Vice President     Since 2001       Senior Vice President, State             8          None
                                                            Street Research & Management
                                                            Company; formerly Vice
                                                            President, State Street
                                                            Research & Management Company

C. Kim Goodwinn (43)    Vice President     Since 2002       Managing Director & Chief               19          None
                                                            Investment Officer-Equities
                                                            of State Street Research &
                                                            Management Company; formerly
                                                            Chief Investment Officer-U.S.
                                                            Growth Equities, American
                                                            Century; and Senior Vice
                                                            President and Portfolio
                                                            Manager, Putnam Investments

Evan S. Grace (33)      Vice President     Since 2001       Vice President, State Street             4          None
                                                            Research & Management Company

Clifford Krauss (48)    Vice President     Since 2001       Managing Director, State                 4          None
                                                            Street Research & Management
                                                            Company; formerly Senior Vice
                                                            President, State Street
                                                            Research & Management
                                                            Company; and Director, U.S.
                                                            Equity Research and Managing
                                                            Director, Trust Company of
                                                            the West

Knut Langholm (43)      Vice President     Since 2000       Senior Vice President, State             4          None
                                                            Street Research & Management
                                                            Company; formerly Vice
                                                            President, State Street
                                                            Research & Management Company

John S. Lombardo (48)   Vice President     Since 2001       Managing Director, Chief                20          None
                                                            Financial Officer and
                                                            Director, State Street
                                                            Research & Management
                                                            Company; formerly Executive
                                                            Vice President, State Street
                                                            Research & Management
                                                            Company; and Senior Vice
                                                            President, Product and
                                                            Financial Management, MetLife
                                                            Auto & Home

Jeffrey A. Rawlins (41) Vice President     Since 1999       Managing Director, State                 4          None
                                                            Street Research & Management
                                                            Company; formerly Senior Vice
                                                            President, State Street
                                                            Research & Management Company

Dan R. Strelow (43)     Vice President     Since 2001       Managing Director, State                12          None
                                                            Street Research & Management
                                                            Company; formerly Executive
                                                            Vice President and Senior
                                                            Vice President, State Street
                                                            Research & Management Company

                                                                                           NUMBER OF FUNDS IN
                                           TERM OF OFFICE                                     FUND COMPLEX      OTHER DIRECTORSHIPS
  NAME, ADDRESS         POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATIONS DURING      OVERSEEN BY             HELD BY
   AND AGE (a)             WITH FUND       TIME SERVED (b)           PAST 5 YEARS          TRUSTEE/OFFICER (C)    TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONT.)

Elizabeth M. Westvold   Vice President     Since 1999       Managing Director, State                 6          None
(42)                                                        Street Research & Management
                                                            Company; formerly Senior Vice
                                                            President, State Street
                                                            Research & Management Company

Douglas A. Romich       Treasurer          Since 2001       Senior Vice President and               20          None
(46)                                                        Treasurer, State Street
                                                            Research & Management
                                                            Company; formerly Vice
                                                            President and Assistant
                                                            Treasurer, State Street
                                                            Research & Management Company

Francis J. McNamara,    Secretary          Since 1999       Managing Director, General              20          None
III (47)                                                    Counsel and Secretary, State
                                                            Street Research & Management
                                                            Company; formerly Executive
                                                            Vice President, State Street
                                                            Research & Management Company

THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCLUDES FURTHER INFORMATION ABOUT THE FUNDS' TRUSTEES, AND IS AVAILABLE WITHOUT CHARGE, BY CONTACTING STATE STREET RESEARCH, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2690, OR BY CALLING TOLL-FREE 1-800-531-0131.

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

(e) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

This report must be preceded or accompanied by a current State Street Research Institutional Funds prospectus. To obtain a prospectus for any State Street Research Institutional fund call 1-800-531-0131. The prospectus contains more complete information, including sales expenses. Please read the prospectus carefully before investing. When used after March 31, 2003, please visit the website at www.institutional.com for current fund performance.


 (C)2003 State Street Research Investment Services, Inc., One Financial Center,
                              Boston, MA 02111-2690